Exhibit 99.3

EXECUTION VERSION

GS MORTGAGE SECURITIES CORPORATION II,

PURCHASER

and

GERMAN AMERICAN CAPITAL CORPORATION

SELLER

MORTGAGE LOAN PURCHASE AGREEMENT

Dated as of January 1, 2020

GS Mortgage Securities Trust 2020-GC45
Commercial Mortgage Pass-Through Certificates
Series 2020-GC45

This Mortgage Loan Purchase Agreement (“Agreement”), dated as of January 1, 2020, is between GS Mortgage Securities Corporation II, a Delaware corporation, as purchaser (in such capacity, the “Purchaser”), and German American Capital Corporation, a Maryland corporation, as seller (the “Seller”).

Capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of January 1, 2020 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor (in such capacity, the “Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and as general special servicer (in such capacity, a “Special Servicer”), CWCapital Asset Management LLC, as Starwood special servicer (a “Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator (in such capacity, the “Certificate Administrator”) and as trustee (in such capacity, the “Trustee”), and Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Operating Advisor”) and as asset representations reviewer (in such capacity, the “Asset Representations Reviewer”), pursuant to which the Purchaser will transfer the Mortgage Loans (as defined herein), together with certain other commercial mortgage loans, to a trust fund and certificates and the Pooled RR Interest representing ownership interests in the Mortgage Loans, together with the other commercial mortgage loans, will be issued by a New York common law trust (the “Trust”). In exchange for the Mortgage Loans and the other mortgage loans, the Trust will issue to, or at the direction of the Depositor, certificates to be known as GS Mortgage Securities Trust 2020-GC45, Commercial Mortgage Pass-Through Certificates, Series 2020-GC45 (collectively, the “Certificates”) and the Pooled RR Interest will be created pursuant to the Pooling and Servicing Agreement. For purposes of this Agreement, “Mortgage Loans” refers to the mortgage loans listed on Exhibit A and for the avoidance of doubt, the term Mortgage Loan shall include a subordinate interest in one mortgage loan, the “Trust Subordinate Companion Loan”) and “Mortgaged Properties” refers to the properties securing such Mortgage Loans. Notwithstanding anything to the contrary herein, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “1633 Broadway” (the “1633 Broadway Mortgage Loan”) is a Joint Mortgage Loan with respect to the Seller that is part of a Whole Loan that was co-originated by the Seller, Wells Fargo Bank, National Association, JPMorgan Chase Bank, National Association and Goldman Sachs Bank USA, and the Seller is only selling to the Purchaser the related Mortgage Note(s) in favor of the Seller (or one of its affiliates) and its successors and assigns in the original principal amount of $15,000,000 with respect to the 1633 Broadway Mortgage Loan, representing the 25% pari passu interest of the Seller in the 1633 Broadway Mortgage Loan (and only such Mortgage Note(s) will constitute a “Mortgage Loan” or “Mortgage Note(s)” hereunder).

The Purchaser and the Seller wish to prescribe the manner of sale of the Mortgage Loans from the Seller to the Purchaser and in consideration of the premises and the mutual agreements hereinafter set forth, agree as follows:

SECTION 1        Sale and Conveyance of Mortgages; Possession of Mortgage File. The Seller does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse (except as otherwise specifically set forth herein), (subject to the rights of the holders of interests in any related Companion Loans) all of its right, title and interest in and to the Mortgage Loans identified on Exhibit A to this Agreement (the “Mortgage Loan Schedule”) including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date, (excluding payments of principal, interest and other amounts due and payable on the Mortgage Loans on or before the Cut-off Date and excluding any Retained Defeasance Rights and Obligations with respect to the Mortgage Loans). Upon the sale of the Mortgage Loans, the ownership of each related Mortgage Note, the Seller’s interest in the related Mortgage represented by the Mortgage Note and the other contents of the related Mortgage File (subject to the rights of the holders of interests in any related Companion Loans) will be vested in the Purchaser and immediately thereafter the Trustee, and the ownership of records and documents with respect to each Mortgage Loan (other than those to be held by the holders of any related Companion Loans) prepared by or which come into the possession of the Seller shall (subject to the rights of the holders of interests in any related Companion Loans) immediately vest in the Purchaser and immediately thereafter the Trustee. In connection with the transfer of the Mortgage Loans related to the Whole Loans pursuant to this Section 1, the Seller does hereby assign to the Purchaser all of its rights, title and interest (solely in its capacity as the holder of the Mortgage Loans related to Whole Loans) in, to and under the related Co-Lender Agreements (it being understood and agreed that the Seller does not assign any right, title or interest that it or any other party may have thereunder in its capacity as a Companion Loan Holder). The Purchaser will sell (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”) to the underwriters specified in the underwriting agreement, dated as of January 10, 2020 (the “Underwriting Agreement”), among the Depositor, Goldman Sachs & Co. LLC (“GS&Co.”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel” and, together with GS&Co., CGMI, DBSI and Academy, the “Underwriters”); (ii) the Class D, Class X-D, Class E, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (the “Private Certificates”) to GS&Co., CGMI, DBSI, Academy and Drexel as the initial purchasers (the “Initial Purchasers” and, collectively with the Underwriters, the “Dealers”) specified in the certificate purchase agreement, dated as of January 10, 2020 (the “Certificate Purchase Agreement”), among the Depositor and the Initial Purchasers and (iii) the Class SW-A, Class SW-B, Class SW-C and Class SW-D Certificates (the “Loan-Specific Certificates”) to GS&Co. and DBSI (the “Loan-Specific Initial Purchasers”) specified in the loan-specific certificate purchase agreement, dated as of January 24, 2020 (the “Loan-Specific Certificate Purchase Agreement”) among the Depositor and the Loan-Specific Initial Purchasers.

The sale and conveyance of the Mortgage Loans is being conducted on an arms-length basis and upon commercially reasonable terms. As consideration for the Mortgage Loans, the Purchaser shall (i) transfer $10,670,958 Certificate Balance of the Class RR Certificates and the Class SW-VR Certificates to the Seller or at the Seller’s direction (which Class RR Certificates will be deemed to be transferred from the Purchaser to Goldman Sachs Mortgage Company (“GSMC”) and from GSMC to the Seller) and (ii) pay, by wire transfer of immediately available funds, to the Seller or at the Seller’s direction that sum set forth in the funding schedule executed by the Seller and the Purchaser relating to the sale of the Mortgage Loans contemplated hereby (but subject to certain post-settlement adjustments for expenses incurred by the Underwriters and the Initial Purchasers on behalf of the Depositor and for which the Seller is specifically responsible). The Seller hereby directs the Purchaser to transfer the Class RR and Class SW-VR Certificates directly to Deutsche Bank AG, New York Branch.

The purchase and sale of the Mortgage Loans shall take place on the Closing Date.

SECTION 2        Books and Records; Certain Funds Received After the Cut-off Date. From and after the sale of the Mortgage Loans to the Purchaser, record title to each Mortgage (other than with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan) and each Mortgage Note shall be transferred to the Trustee subject to and in accordance with this Agreement. Any funds due after the Cut-off Date in connection with a Mortgage Loan received by the Seller shall be held in trust on behalf of the Trustee (for the benefit of the Certificateholders and the Pooled RR Interest Owner) as the owner of such Mortgage Loan and shall be transferred promptly to the Certificate Administrator. All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and all recoveries and payments of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

The transfer of each Mortgage Loan shall be reflected on the Seller’s balance sheets and other financial statements as the sale of such Mortgage Loan by the Seller to the Purchaser. The Seller intends to treat the transfer of each Mortgage Loan to the Purchaser as a sale for tax purposes. Following the transfer of the Mortgage Loans by the Seller to the Purchaser, the Seller shall not take any actions inconsistent with the ownership of the Mortgage Loans by the Purchaser and its assignees.

The transfer of each Mortgage Loan shall be reflected on the Purchaser’s balance sheets and other financial statements as the purchase of such Mortgage Loan by the Purchaser from the Seller. The Purchaser intends to treat the transfer of each Mortgage Loan from the Seller as a purchase for tax purposes. The Purchaser shall be responsible for maintaining, and shall maintain, a set of records for each Mortgage Loan which shall be clearly marked to reflect the transfer of ownership of each Mortgage Loan by the Seller to the Purchaser pursuant to this Agreement.

It is expressly agreed and understood that, notwithstanding the assignment of the Mortgage Loan documents, it is expressly intended that the Seller will receive the benefit of any securitization indemnification provisions in the Mortgage Loan documents.

SECTION 3        Delivery of Mortgage Loan Documents; Additional Costs and Expenses. (a)  The Purchaser hereby directs the Seller, and the Seller hereby agrees, such agreement effective upon the transfer of the Mortgage Loans contemplated herein, to deliver to or deposit with (or cause to be delivered to or deposited with) the Custodian (on behalf of the Trustee), with copies to be delivered to the Master Servicer (other than with respect to any Non-Serviced Mortgage Loan), on the dates set forth in Section 2.01 of the Pooling and Servicing Agreement, all documents, instruments and agreements required to be delivered by the Purchaser, or contemplated to be delivered by the Seller (whether at the direction of the Purchaser or otherwise), to the Custodian and the Master Servicer with respect to the Mortgage Loans under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01 of the Pooling and Servicing Agreement; provided that the

Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

With respect to letters of credit (exclusive of those relating to a Non-Serviced Mortgage Loan), the Seller shall deliver to the Master Servicer, and the Pooling and Servicing Agreement shall require the Master Servicer to hold, the original (or copy, if such original has been submitted by the Seller to the issuing bank to effect an assignment or amendment of such letter of credit (changing the beneficiary thereof to the Trustee (in care of the Master Servicer) for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable, the related Serviced Companion Noteholder, that may be required in order for the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable, the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents)) and the Seller shall be deemed to have satisfied any such delivery requirements by delivering with respect to any letter(s) of credit a copy thereof to the Custodian together with an Officer’s Certificate of the Seller certifying that such document has been delivered to the Master Servicer or an Officer’s Certificate from the Master Servicer certifying that it holds the letter(s) of credit pursuant to Section 2.01(b) of the Pooling and Servicing Agreement. If a letter of credit referred to in the previous sentence is not in a form that would allow the Master Servicer to draw on such letter of credit on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable the related Serviced Companion Noteholder, in accordance with the applicable terms thereof and/or of the related Mortgage Loan documents, the Seller shall deliver the appropriate assignment or amendment documents (or copies of such assignment or amendment documents if the Seller has submitted the originals to the related issuer of such letter of credit for processing) to the Master Servicer within 90 days of the Closing Date. The Seller shall pay any costs of assignment or amendment of such letter(s) of credit required in order for the Master Servicer to draw on such letter(s) of credit on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable the related Serviced Companion Noteholder, and shall cooperate with the reasonable requests of the Master Servicer or the applicable Special Servicer, as applicable, in connection with effectuating a draw under any such letter of credit prior to the date such letter of credit is assigned or amended in order that it may be drawn by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders, the Pooled RR Interest Owner and, if applicable, the related Serviced Companion Noteholder.

Contemporaneously with the execution of this Agreement by the Purchaser and the Seller, the Seller shall deliver one (1) PDF and ten (10) originals of a power of attorney substantially in the form of Exhibit F hereto to each of the Master Servicer and the applicable Special Servicer, that permits such parties to take such other action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to any Mortgage Loan which have not been delivered, assigned or recorded at the time required for enforcement by the Trust Fund. The Seller will be required to effect at its expense the assignment and, if applicable, recordation of its Mortgage Loan documents until the assignment and recordation of all such Mortgage Loan documents has been completed.

Notwithstanding anything to the contrary contained herein, with respect to any Joint Mortgage Loan, the obligations of each of the Seller and any other seller with respect to such Joint Mortgage Loan (an “Other Seller”) to deliver a Mortgage Note to the Custodian shall be limited to delivery of only the Mortgage Note(s) held by such party to the Custodian. With respect to any Joint Mortgage Loan, the obligations of the Seller and any Other Seller to deliver the remaining portion of the related Mortgage File or any document required to be delivered with respect thereto shall be joint and several, provided that either of the Seller or any Other Seller may deliver one Mortgage File or one of any other document required to be delivered with respect to such Joint Mortgage Loan hereunder, and such delivery shall satisfy such delivery requirements for the Mortgage Loan Seller and each such Other Seller.

(b)               In connection with the Servicing Shift Whole Loan, (1) instruments of assignment to the Trustee may be in blank and need not be recorded pursuant to the Pooling and Servicing Agreement (other than the endorsements to the Note(s) evidencing the Servicing Shift Mortgage Loan) until the earlier of (i) the Servicing Shift Securitization Date, in which case such instruments shall be assigned and recorded in accordance with the Non-Serviced Pooling Agreement, (ii) 180 days following the Closing Date, and (iii) the Servicing Shift Whole Loan becoming a Specially Serviced Mortgage Loan prior to the Servicing Shift Securitization Date, in which case assignments and recordations shall be effected in accordance with Section 2.01 of the Pooling and Servicing Agreement until the occurrence, if any, of the Servicing Shift Securitization Date, (2) no letter of credit need be amended (including, without limitation, to change the beneficiary thereon) until the earlier of (i) the Servicing Shift Securitization Date, in which case such amendment shall be in accordance with the Non-Serviced Pooling Agreement, (ii) 180 days following the Closing Date, and (iii) the Servicing Shift Whole Loan becoming a Specially Serviced Mortgage Loan prior to the Servicing Shift Securitization Date in which case such amendment shall be effected in accordance with the terms of Section 2.01 of the Pooling and Servicing Agreement, and (3) on and following the Servicing Shift Securitization Date, the Person selling the Servicing Shift Lead Note to the Non-Serviced Depositor, at its own expense, shall be (a) entitled to direct in writing, which may be conclusively relied upon by the Custodian, the Custodian to deliver the originals of all the Mortgage Loan documents relating to the Servicing Shift Whole Loan in its possession (other than the original Note(s) evidencing the Servicing Shift Mortgage Loan) to the Non-Serviced Trustee or the Non-Serviced Custodian, (b) if the right under clause (a) is exercised, required to cause the retention by or delivery to the Custodian of photocopies of Mortgage Loan documents related to the Servicing Shift Whole Loan so delivered to the Non-Serviced Trustee or the Non-Serviced Custodian, (c) entitled to cause the completion (or, in the event of a recordation as contemplated by clause (1)(ii) of this paragraph, the preparation, execution and delivery) and recordation of instruments of assignment in the name of the Other Trustee or Non-Serviced Custodian, (d) if the right under clause (c) is exercised, required to deliver to the Trustee or Custodian photocopies of any instruments of assignment so completed and recorded, and (e) entitled to require the Master Servicer to transfer, and to cooperate with all reasonable requests in connection with the transfer of, the Servicing File, and any Escrow Payments, reserve funds and items specified in clauses (9), (12), (14) and (18) of the definition of “Mortgage File” in the Pooling and Servicing Agreement for the Servicing Shift Whole Loan to the Other Servicer.

(c)               Except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, the Seller shall deliver to and deposit (or cause to be delivered to and deposited) with the Master Servicer within five (5) Business Days after the Closing Date: (i) a copy of the Mortgage File; (ii) all documents and records not otherwise required to be contained in the Mortgage File that (A) relate to the origination and/or servicing and administration of the Mortgage Loans (other than any Non-Serviced Mortgage Loan) or the related Serviced Companion Loans, (B) are reasonably necessary for the ongoing administration and/or servicing of the Mortgage Loans (including any asset summaries related to the Mortgage Loans that were delivered to the Rating Agencies in connection with the rating of the Certificates) and the related Serviced Companion Loans or for evidencing or enforcing any of the rights of the holder of the Mortgage Loans and the related Serviced Companion Loans or holders of interests therein and (C) are in the possession or under the control of the Seller; and (iii) all unapplied Escrow Payments and reserve funds in the possession or under control of the Seller that relate to the Mortgage Loans or any related Serviced Companion Loans, together with a statement indicating which Escrow Payments and reserve funds are allocable to each Mortgage Loan or to the related Serviced Companion Loans, provided that that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, due diligence analyses or data or internal worksheets, memoranda, communications or evaluations.

(d)               With respect to any Mortgage Loan secured by a Mortgaged Property that is subject to a franchise agreement with a related comfort letter in favor of the Seller that requires notice to or request of the related franchisor to transfer or assign any related comfort letter to the Trustee for the benefit of the Certificateholders and the Pooled RR Interest Owner or have a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter) issued in the name of the Trustee for the benefit of the Certificateholders and the Pooled RR Interest Owner, the Seller or its designee shall, within 45 days of the Closing Date (or any shorter period if required by the applicable comfort letter), provide any such required notice or make any such required request to the related franchisor for the transfer or assignment of such comfort letter or issuance of a new comfort letter (or any such new document or acknowledgement as may be contemplated under the existing comfort letter), with a copy of such notice or request to the Custodian (who shall include such document in the related Mortgage File), the Master Servicer and the applicable Special Servicer, and the Master Servicer shall use reasonable efforts in accordance with the Servicing Standard to acquire such replacement comfort letter, if necessary (or to acquire any such new document or acknowledgement as may be contemplated under the existing comfort letter), and the Master Servicer shall, as soon as reasonably practicable following receipt thereof, deliver the original of such replacement comfort letter, new document or acknowledgement, as applicable, to the Custodian for inclusion in the Mortgage File.

SECTION 4        Treatment as a Security Agreement. Pursuant to Section 1 hereof, the Seller has conveyed to the Purchaser all of its right, title and interest in and to the Mortgage Loans. The parties intend that such conveyance of the Seller’s right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan. If such conveyance is deemed to be a pledge and not a sale, then the parties also intend and agree that the Seller shall be deemed to have granted, and in such event does hereby grant, to the Purchaser, a first priority security interest in all of its right, title and interest in, to and under the Mortgage Loans, all payments of principal or interest on such Mortgage Loans due after the Cut-off Date, all other payments made in respect of such Mortgage Loans after the Cut-off Date (and, in any event, excluding scheduled payments of principal and interest due on or before the Cut-off

Date) and all proceeds thereof, and that this Agreement shall constitute a security agreement under applicable law. If such conveyance is deemed to be a pledge and not a sale, the Seller consents to the Purchaser hypothecating and transferring such security interest in favor of the Trustee and transferring the obligation secured thereby to the Trustee.

SECTION 5        Covenants of the Seller. The Seller covenants with the Purchaser as follows:

(a)               except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan it shall record and file, or cause a third party on its behalf to record and file, in the appropriate public recording office for real property records or UCC Financing Statements, as appropriate (or, with respect to any assignments that the Custodian has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver to the Custodian for such purpose and cause the Custodian to record and file), each related Assignment of Mortgage and assignment of assignment of leases, rents and profits and each related UCC-3 financing statement referred to in the definition of Mortgage File from the Seller to the Trustee as and to the extent contemplated under Section 2.01(c) of the Pooling and Servicing Agreement. All out of pocket costs and expenses relating to the recordation or filing of such assignments, assignments of Mortgage and financing statements shall be paid by the Seller. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure such defect or cause such defect to be cured, as the case may be, and the Seller shall record or file, or cause the recording and filing of, such substitute or corrected document or instrument or, with respect to any assignments that the Custodian or a third party on the Seller’s behalf has agreed to record or file pursuant to the Pooling and Servicing Agreement, deliver such substitute or corrected document or instrument to the Custodian or such third party (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, the then holder of such Mortgage Loan);

(b)               as to each Mortgage Loan, except with respect to any Mortgage Loan that is a Non-Serviced Mortgage Loan, if the Seller cannot deliver or cause to be delivered the documents and/or instruments referred to in clauses (2), (3), (6) (if recorded) and (15) of the definition of “Mortgage File” in the Pooling and Servicing Agreement solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as applicable, it shall forward to the Custodian a copy of the original certified by the Seller to be a true and complete copy of the original thereof submitted for recording. The Seller shall cause each assignment referred to in Section (5)(a) above that is recorded and the file copy of each UCC-3 assignment referred to in Section (5)(a) above to reflect that it should be returned by the public recording or filing office to the Custodian or its agent following recording (or, alternatively, to the Seller or its designee, in which case the Seller shall deliver or cause the delivery of the recorded/filed original to the Custodian promptly following receipt); provided that, in those instances where the public recording office retains the original assignment of Mortgage or Assignment of Assignment of Leases, the Seller shall obtain therefrom and deliver to the Custodian a certified copy of the recorded original. On a monthly basis, at the expense of the Seller, the Custodian shall forward to the Master Servicer a copy of each of the aforementioned assignments following the Custodian’s receipt thereof;

(c)               it shall take any action reasonably required by the Purchaser, the Certificate Administrator, the Trustee or the Master Servicer in order to assist and facilitate the transfer of the servicing of the Mortgage Loans (other than any Mortgage Loan that is a Non-Serviced Mortgage Loan) to the Master Servicer, including effectuating the transfer of any letters of credit with respect to any Mortgage Loan to the Master Servicer on behalf of the Trustee for the benefit of Certificateholders, the Pooled RR Interest Owner and/or the related Companion Holder;

(d)               the Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CREFC® Financial File and the CREFC® Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement;

(e)               if (during the period of time that the Underwriters are required, under applicable law, to deliver a prospectus related to the Public Certificates in connection with sales of the Public Certificates by an Underwriter or a dealer) the Seller has obtained actual knowledge of undisclosed or corrected information related to an event that occurred prior to the Closing Date, which event causes there to be an untrue statement of a material fact with respect to the Seller Information in the Prospectus, dated January 16, 2020 relating to the Public Certificates, the annexes and exhibits thereto and any electronic media delivered therewith, or the Offering Circular, dated January 16, 2020 relating to the Private Certificates, the annexes and exhibits thereto and any electronic media delivered therewith, or the Loan-Specific Offering Circular, dated January 24, 2020 relating to the Loan-Specific Certificates, the annexes and exhibits thereto and any electronic media delivered therewith (collectively, the “Offering Documents”), or causes there to be an omission to state therein a material fact with respect to the Seller Information required to be stated therein or necessary to make the statements therein with respect to the Seller Information, in the light of the circumstances under which they were made, not misleading, then the Seller shall promptly notify the Dealers and the Depositor. If as a result of any such event the Dealers’ legal counsel determines that it is necessary to amend or supplement the Offering Documents in order to correct the untrue statement, or to make the statements therein, in the light of the circumstances when the Offering Documents are delivered to a purchaser, not misleading, or to make the Offering Documents in compliance with applicable law, the Seller shall (to the extent that such amendment or supplement solely relates to the Seller Information) at the expense of the Seller, do all things reasonably necessary to assist the Depositor to prepare and furnish to the Dealers, such amendments or supplements to the Offering Documents as may be necessary so that the Seller Information in the Offering Documents, as so amended or supplemented, will not contain an untrue statement, will not, in the light of the circumstances when the Offering Documents are delivered to a purchaser, be misleading and will comply with applicable law. (All terms under this clause (e) and not otherwise defined in this Agreement shall have the meanings set forth in the Indemnification Agreement, dated as of January 10, 2020, among the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchasers, the Seller and the Purchaser (the “Indemnification Agreement” and, together with this Agreement, the “Operative Documents”));

(f)                for so long as the Trust (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan is deposited into another securitization, the trust fund under such other securitization) is subject to the reporting requirements of the Exchange

Act, the Seller shall (i) provide the Depositor (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor of such securitization) and the Certificate Administrator with any Additional Form 10-D Disclosure, any Additional Form 10-K Disclosure and any Form 8-K Disclosure Information indicated on Exhibit BB, Exhibit CC and Exhibit DD to the Pooling and Servicing Agreement, to the extent contemplated to be provided by the Seller, within the time periods set forth in the Pooling and Servicing Agreement; provided that, in connection with providing Additional Form 10-K Disclosure and the Seller’s reporting obligations under Item 1119 of Regulation AB, upon reasonable request by the Seller, the Purchaser shall provide the Seller with a list of all parties to the Pooling and Servicing Agreement and any other Servicing Function Participant; and (ii) reasonably cooperate with each of the Depositor, the Master Servicer and the Certificate Administrator (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan (or a portion thereof) is deposited into another securitization, the depositor, the master servicer and the certificate administrator of such securitization), upon the reasonable request of such party, by providing all Mortgage Loan related documents, data and information in the possession of the Seller at or prior to the Closing Date and on the date of such request and necessary for the ongoing compliance by the Depositor and the Trust (or with respect to any Companion Loans related to the Mortgage Loans, if such Companion Loan is deposited into another securitization, the trust fund under such other securitization) with the requirements of Form 10-D with respect to Items 1111 and 1125 of Regulation AB; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(g)               within sixty (60) days after the Closing Date, the Seller shall deliver or cause to be delivered an electronic copy of the Diligence File for each Mortgage Loan (other than the Trust Subordinate Companion Loan) to the Depositor by uploading such Diligence File (including, if applicable, any additional documents that the Seller believes should be included to enable the Asset Representations Reviewer to perform an Asset Review on such Mortgage Loan (other than the Trust Subordinate Companion Loan); provided that such documents are clearly labeled and identified) to the Intralinks Site, each such Diligence File being organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(h)               promptly upon completion or such delivery of the Diligence Files, but in no event later than sixty (60) days after the Closing Date, the Seller shall provide (which may be by email) the Depositor (with a copy, which may be sent by email, to the Master Servicer, the Special Servicers, the Certificate Administrator, the Trustee, the Custodian, the Directing Holder, the Asset Representations Reviewer and the Operating Advisor), to the addresses for notices and/or email addresses provided in the notice provision of the Pooling and Servicing Agreement, with a certification by an authorized officer of the Seller, substantially in the form of Exhibit E to this Agreement, that the electronic copy of the Diligence File for each Mortgage Loan (other than the Trust Subordinate Companion Loan) uploaded to the Intralinks Site constitutes all documents required under the definition of “Diligence File” and such Diligence Files are organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor;

(i)                 upon written request of the Asset Representations Reviewer (in the event that the Asset Representations Reviewer reasonably determines that any Review Materials made available or delivered to the Asset Representations Reviewer are missing any documents required to complete any Test for a Delinquent Mortgage Loan), the Seller shall provide to the Asset Representations Reviewer promptly, but in no event later than ten (10) Business Days after receipt of such written request (which time period may be extended upon the mutual agreement of the Seller and the Asset Representations Reviewer), such documents requested by the Asset Representations Reviewer relating to each Delinquent Mortgage Loan to enable the Asset Representations Reviewer to complete any Test for a Delinquent Mortgage Loan, but only to the extent such documents are in the possession of the Seller; provided that the Seller shall not be required to provide any documents that are proprietary to the related originator or the Seller or any draft documents, privileged or internal communications, credit underwriting or due diligence analysis;

(j)                 upon the completion of an Asset Review with respect to each Delinquent Mortgage Loan and receipt by the Seller of a written request from the Asset Representations Reviewer, the Seller shall pay a fee of (i) $15,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance less than $20,000,000, (ii) $20,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance greater than or equal to $20,000,000, but less than $40,000,000 or (iii) $25,000 plus $1,000 per additional Mortgaged Property with respect to each Delinquent Mortgage Loan subject to an Asset Review with a Cut-off Date Principal Balance greater than or equal to $40,000,000 (provided that with respect to any Joint Mortgage Loan, any such fee paid by the Seller will be equal to the Seller’s Mortgage Loan Seller Percentage Interest multiplied by the fee for the entire Joint Mortgage Loan), in each case within 60 days of such written request by the Asset Representations Reviewer;

(k)               if the preliminary Asset Review Report indicates that any of the representations and warranties fails or is deemed to fail any Test, the Seller shall have 90 days from receipt of the preliminary Asset Review Report to remedy or otherwise refute the Test failure indicated in the preliminary Asset Review Report. If the Seller elects to refute the Test failure indicated in the preliminary Asset Review Report, the Seller shall provide any documents or any explanations to support (i) a conclusion that a subject representation and warranty has not failed a Test or (ii) a claim that any missing documents in the Review Materials are not required to complete a Test, in any such case to the Asset Representations Reviewer;

(l)                 the Seller acknowledges and agrees that in the event an Enforcing Party elects a dispute resolution method pursuant to Section 2.03 of the Pooling and Servicing Agreement, the Seller shall abide by the selected dispute resolution method and otherwise comply with the terms and provisions set forth in the Pooling and Servicing Agreement (including the exhibits thereto) related to the resolution method;

(m)             the Seller shall indemnify and hold harmless the Purchaser against any and all expenses, losses, claims, damages and other liabilities, including without limitation the costs of investigation, legal defense and any amounts paid in settlement of any claim or litigation arising out of or based upon (i) any failure of the Seller to pay the fees described under Section

5(j) above within 90 days of written request by the Asset Representations Reviewer or (ii) any failure by the Seller to provide all documents required to be delivered by it pursuant to Sections 5(g) and 5(j) this Agreement and under the definition of “Diligence File” in the Pooling and Servicing Agreement within 60 days of the Closing Date (or such later date specified herein or in the Pooling and Servicing Agreement);

(n)               with respect to any Mortgage Loan that is (or may become pursuant to the related Co-Lender Agreement) part of a Non-Serviced Whole Loan, (x) in the event that the Closing Date occurs prior to the closing date of the related Non-Serviced Securitization, the Seller shall provide (or cause to be provided) to the Depositor and the Trustee (1) written notice in a timely manner of (but no later than three Business Days prior to) the closing of such Non-Serviced Securitization, and (2) no later than one Business Day after the closing date of such Non-Serviced Securitization, a copy of the Non-Serviced Pooling Agreement in an EDGAR-compatible format, and (y) in the event that the Closing Date occurs after the closing of the Non-Serviced Securitization, the Seller shall provide, or cause the Other Depositor to provide, the Depositor (and counsel thereto) with a copy of the related Non-Serviced Pooling Agreement (together with any amendments thereto) in an EDGAR-compatible format by the later of (1) two Business Days prior to the Closing Date and (2) one Business Day after the closing date of such Non-Serviced Securitization (but no later than one Business Day prior to the Closing Date); and

(o)               with respect to the Companion Loans related to any Mortgage Loans, the Seller agrees that if disclosure related to the description of a party to the Pooling and Servicing Agreement is requested by the Seller as holder of such Companion Loan for inclusion in the disclosure materials relating to the securitization of such Companion Loan, the reasonable costs of such party related to such disclosure and any opinion(s) of counsel, certifications and/or indemnification agreement(s) shall be paid or caused to be paid by the Seller.

SECTION 6        Representations and Warranties.

(a)               The Seller represents and warrants to the Purchaser as of the date hereof and as of the Closing Date that:

(i)                 The Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign organization in good standing in all jurisdictions to the extent such qualification is necessary to hold and sell the Mortgage Loans or otherwise comply with its obligations under this Agreement except where the failure to be so qualified would not have a material adverse effect on its ability to perform its obligations hereunder, and the Seller has taken all necessary action to authorize the execution and delivery of, and performance under, the Operative Documents and has duly executed and delivered each Operative Document, and has the corporate power and authority to execute, deliver and perform under each Operative Document and all the transactions contemplated hereby and thereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

(ii)              Assuming the due authorization, execution and delivery of this Agreement by the Purchaser, this Agreement will constitute a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities;

(iii)            The execution and delivery of each Operative Document by the Seller and the performance of its obligations hereunder and thereunder will not conflict with any provision of any law or regulation to which the Seller is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the Seller’s organizational documents or any agreement or instrument to which the Seller is a party or by which it is bound, or any order or decree applicable to the Seller, or result in the creation or imposition of any lien on any of the Seller’s assets or property, in each case, which would materially and adversely affect the ability of the Seller to carry out the transactions contemplated by the Operative Documents;

(iv)             There is no action, suit, proceeding or investigation pending or, to the Seller’s knowledge, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Seller to carry out the transactions contemplated by each Operative Document;

(v)               The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or might have consequences that, in the Seller’s good faith and reasonable judgment, is likely to materially and adversely affect its performance under any Operative Document;

(vi)             No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, each Operative Document or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by the Seller;

(vii)          The transfer, assignment and conveyance of the Mortgage Loans by the Seller to the Purchaser is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

(viii)        Except for the agreed-upon procedures report obtained from the accounting firm engaged to provide procedures involving a comparison of information in loan files for the Mortgage Loans to information on a data tape relating to the Mortgage Loans and a comparison of information relating to underwriting of the Mortgage Loans (the “Accountant’s Due Diligence Report”), the Seller has not obtained (and, through and including the Closing Date, will not obtain) any “third-party due diligence report” (as defined in Rule 15Ga-2 under the Exchange Act) in connection with the transactions contemplated herein and in the Offering Documents and, except for the accountants with respect to the Accountants’ Due Diligence Report, the Seller has not employed (and, through and including the Closing Date, will not employ) any third-party to engage in any activity that constitutes “due diligence services” within the meaning of Rule 17g-10 under the Exchange Act in connection with the transactions contemplated herein and in the Offering Documents.  The Seller further represents and warrants that no portion of the Accountant’s Due Diligence Report contains, with respect to the information contained therein with respect to the Mortgage Loans, any names, addresses, other personal identifiers or zip codes with respect to any individuals, or any other personally identifiable or other information that would be associated with an individual, including without limitation any “nonpublic personal information” within the meaning of Title V of the Gramm-Leach-Bliley Financial Services Modernization Act of 1999. The Underwriters, Initial Purchasers and the Loan-Specific Initial Purchasers are third-party beneficiaries of the provisions set forth in this Section 6(a)(viii).

(b)               The Purchaser represents and warrants to the Seller as of the Closing Date that:

(i)                 The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder, and the Purchaser has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has duly executed and delivered this Agreement, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

(ii)              Assuming the due authorization, execution and delivery of this Agreement by the Seller, this Agreement will constitute a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)            The execution and delivery of this Agreement by the Purchaser and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Purchaser is subject, or conflict with, result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any of the

Purchaser’s organizational documents or any agreement or instrument to which the Purchaser is a party or by which it is bound, or any order or decree applicable to the Purchaser, or result in the creation or imposition of any lien on any of the Purchaser’s assets or property, in each case which would materially and adversely affect the ability of the Purchaser to carry out the transactions contemplated by this Agreement;

(iv)             There is no action, suit, proceeding or investigation pending or, to the Purchaser’s knowledge, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to perform under the terms of this Agreement;

(v)               The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance under any Operative Document;

(vi)             No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Purchaser; and

(vii)          The Purchaser (A) prepared one or more reports on Form ABS-15G (each, a “Form 15G”) containing the findings and conclusions of the Accountant’s Due Diligence Report and meeting the requirements of that Form 15G, Rule 15Ga-2, any other rules and regulations of the Securities and Exchange Commission and the Exchange Act; (B) provided a copy of the final draft of each such Form 15G to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchasers at least five (5) Business Days before the first sale in the offering contemplated by the Offering Documents; and (C) furnished each such Form 15G to the Securities and Exchange Commission on EDGAR at least five (5) Business Days before the first sale in the offering contemplated by the Offering Documents as required by Rule 15Ga-2.

(c)               The Seller further makes the representations and warranties as to the Mortgage Loans other than the Trust Subordinate Companion Loan set forth in Exhibit B to this Agreement as of the Cut-off Date or such other date set forth in Exhibit B to this Agreement with respect to each Mortgage Loan other than the Trust Subordinate Companion Loan, which representations and warranties are subject to the exceptions thereto set forth in Exhibit C to this Agreement, and with respect to the Trust Subordinate Companion Loan, the representations and warranties set forth in Exhibit G to this Agreement as of the Cut-off Date or such other date set forth in Exhibit G to this Agreement.

(d)               Pursuant to the Pooling and Servicing Agreement, if the Depositor, the Master Servicer, the applicable Special Servicer, the Trustee, the Certificate Administrator or the Operating Advisor (solely in its capacity as operating advisor) discovers (without implying any duty of such person to make, or to attempt to make, such a discovery) or receives notice alleging (A) that any document constituting a part of a Mortgage File has not been properly executed, is missing, contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan Schedule, or does not appear to be regular on its face (each, a “Document Defect”), or (B) a breach of any representation or warranty of the Seller made pursuant to Section 6(c) of this Agreement with respect to any Mortgage Loan (a “Breach”), then such party is required to give prompt written notice thereof to the Seller.

(e)               Pursuant to the Pooling and Servicing Agreement, the Master Servicer (with respect to Non-Specially Serviced Mortgage Loans) or the applicable Special Servicer (with respect to Specially Serviced Mortgage Loans) is required to determine whether any such Document Defect or Breach with respect to any Mortgage Loan materially and adversely affects, or such Document Defect is deemed in accordance with Section 2.03 of the Pooling and Servicing Agreement to materially and adversely affect, the value of the Mortgage Loan or any related REO Property or the interests of the Trustee or the Certificateholders and the Pooled RR Interest Owner therein or causes any Mortgage Loan to fail to be a Qualified Mortgage (any such Document Defect shall constitute a “Material Document Defect” and any such Breach shall constitute a “Material Breach”; and a Material Breach and/or a Material Document Defect, as the case may be, shall constitute a “Material Defect”). The Master Servicer or the applicable Special Servicer may (but will not be obligated to) consult with the Master Servicer or the applicable Special Servicer regarding any determination of a Material Defect for a Non-Specially Serviced Mortgage Loan. If such Document Defect or Breach has been determined to be a Material Defect, then the Master Servicer or the applicable Special Servicer that made such determination will be required to give prompt written notice thereof to the Seller, the other parties to the Pooling and Servicing Agreement and (for so long as no Consultation Termination Event is continuing) the Directing Holder. Promptly upon becoming aware of any such Material Defect (including through a written notice given by any party to the Pooling and Servicing Agreement, as provided above if the Document Defect or Breach identified therein is a Material Defect), the Seller shall, not later than 90 days from the earlier of (a) the earlier of the Seller’s discovery or receipt of notice of, and receipt of a demand to take action with respect to, such Material Defect or (b) in the case of a Material Defect relating to a Mortgage Loan not being a Qualified Mortgage, any party’s discovery of such Material Defect (such 90-day period, the “Initial Cure Period”), (i) cure such Material Defect in all material respects (which cure shall include payment of any losses and Additional Trust Expenses associated therewith, including the amount of any fees and reimbursable expenses of the Asset Representations Reviewer attributable to the Asset Review of such Mortgage Loan), (ii) repurchase the affected Mortgage Loan or REO Loan (or the Trust’s interest therein with respect to any Mortgage Loan that is part of a Whole Loan) at the applicable Purchase Price by wire transfer of immediately available funds to the Collection Account or (iii) substitute a Qualified Substitute Mortgage Loan (other than with respect to the related Whole Loans, for which no substitution shall be permitted) for such affected Mortgage Loan (provided that in no event shall any such substitution occur later than the second anniversary of the Closing Date) and pay the Master Servicer, for deposit into the Collection Account, any Substitution Shortfall Amount in connection therewith; provided, that the Seller may not repurchase the Trust Subordinate Companion Loan without repurchasing the related Starwood Industrial Portfolio Whole Loan; provided, however, that if (i) such Material Defect is capable of being cured but not within such Initial Cure Period, (ii) such Material Defect is not related to any Mortgage Loan’s not being a Qualified Mortgage and (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Defect within such Initial Cure Period, then the Seller shall have an additional 90 days (such additional 90 day period, the “Extended Cure Period”) to complete such cure, or, in the event of a failure to so cure, to complete such repurchase of the related Mortgage Loan or substitute a Qualified Substitute Mortgage Loan as described above (it being understood and agreed that, in connection with the Seller’s receiving such Extended Cure Period, the Seller shall deliver an Officer’s Certificate to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator setting forth the reasons such Material Defect was not cured within the Initial Cure Period and what actions the Seller is pursuing in connection with the cure of such Material Defect and stating that the Seller anticipates that such Material Defect will be cured within such Extended Cure Period); and provided, further, that, if any such Material Defect is still not cured after the Initial Cure Period and any such Extended Cure Period solely due to the failure of the Seller to have received the recorded document, then the Seller shall be entitled to continue to defer its cure, repurchase or substitution obligations in respect of such Document Defect so long as the Seller certifies to the Trustee, the applicable Special Servicer, the Operating Advisor and the Certificate Administrator every 30 days thereafter that the Document Defect is still in effect solely because of its failure to have received the recorded document and that the Seller is diligently pursuing the cure of such defect (specifying the actions being taken), except that no such deferral of cure, repurchase or substitution may continue beyond the date that is 18 months following the Closing Date. Any such repurchase or substitution of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or a Document Defect, but if the Seller discovers a Material Defect with respect to a Mortgage Loan, it will notify the Purchaser. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) after the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced, and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust, after the related Cut-off Date through, but not including, the related date of repurchase or substitution, shall be part of the Trust Fund. Periodic Payments due with respect to each Qualified Substitute Mortgage Loan (if any) on or prior to the related Due Date in the month of substitution, and Periodic Payments due with respect to each Mortgage Loan being repurchased or replaced and received by the Master Servicer or the applicable Special Servicer on behalf of the Trust after the related date of repurchase or substitution, shall not be part of the Trust Fund and are to be remitted by the Master Servicer to the Seller effecting the related repurchase or substitution within two (2) Business Days following receipt of properly identified and available funds constituting such Periodic Payment. From and after the date of substitution, each Qualified Substitute Mortgage Loan, if any, that has been substituted shall be deemed to constitute a “Mortgage Loan” hereunder for all purposes.

No delay in either the discovery of a Material Defect on the part of any party to the Pooling and Servicing Agreement or in providing notice of such Material Defect shall relieve the Seller of its obligation to repurchase the related Mortgage Loan (if it is otherwise required to do so under this Agreement) unless (i) the Seller did not otherwise discover or have knowledge of such Material Defect, (ii) such delay is the result of the failure by a party to the Pooling and

Servicing Agreement to provide prompt notice as required by the terms of the Pooling and Servicing Agreement after such party has actual knowledge of such Material Defect (knowledge shall not be deemed to exist by reason of the custodian’s exception report) and such delay precludes the Seller from curing such Material Defect and (iii) provided that the Seller is afforded a cure period of 90 days from the Seller’s receipt of notice thereof, such Material Defect did not relate to a Mortgage Loan not being a Qualified Mortgage as described in this section. Notwithstanding the foregoing, if a Mortgage Loan is not secured by a Mortgaged Property that is, in whole or in part, a hotel, restaurant (operated by a Mortgagor), healthcare facility, nursing home, assisted living facility, self-storage facility, theatre or fitness center (operated by a Mortgagor), then the failure to deliver to the Custodian copies of the UCC Financing Statements with respect to such Mortgage Loan shall not be a Material Defect.

If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described in the first paragraph of this Section 6(e), (ii) such Mortgage Loan is a Crossed Underlying Loan, and (iii) the applicable Material Defect does not constitute a Material Defect as to any other Crossed Underlying Loan in the related Crossed Mortgage Loan Group (without regard to this paragraph), then the applicable Material Defect shall be deemed to constitute a Material Defect as to each other Crossed Underlying Loan in the related Crossed Mortgage Loan Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for all of the remaining Crossed Underlying Loans in the related Crossed Mortgage Loan Group as provided in the first paragraph of this Section 6(e) unless such other Crossed Underlying Loans in such Crossed Mortgage Loan Group satisfy the Crossed Underlying Loan Repurchase Criteria. In the event that the remaining Crossed Underlying Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Underlying Loan as to which the related Material Defect exists or to repurchase or substitute for all of the Crossed Underlying Loans in the related Crossed Mortgage Loan Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained to determine if the Crossed Underlying Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld).

To the extent that the Seller is required to repurchase or substitute for a Crossed Underlying Loan hereunder in the manner prescribed above while the Trustee continues to hold any other Crossed Underlying Loans in the related Crossed Mortgage Loan Group, neither the Seller nor the Purchaser shall enforce any remedies against the other’s Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective related Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Mortgage Loans still held by the Trustee.

If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Underlying Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Underlying Loans shall be allocated between such Crossed Underlying Loans in accordance with the related Mortgage Loan documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Underlying Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee and the Certificate Administrator an Opinion of Counsel that any modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation (including but not limited to recoverable attorney fees) shall be paid by the Seller.

Subject to the Seller’s right to cure set forth above in this Section 6(e), and further subject to Sections 2.01(b) and 2.01(c) of the Pooling and Servicing Agreement, failure of the Seller to deliver the documents referred to in clauses (1), (2), (7), (8), (18) and (19) in the definition of “Mortgage File” in the Pooling and Servicing Agreement in accordance with this Agreement and the Pooling and Servicing Agreement for any Mortgage Loan shall be deemed a Material Document Defect; provided, however, that no Document Defect (except such deemed Material Document Defect described above) shall be considered to be a Material Document Defect unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the lender’s rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third-party with respect to the Mortgage Loan, establishing the validity or priority of any lien on any collateral securing the Mortgage Loan or for any immediate significant servicing obligation.

Notwithstanding the foregoing provisions of this Section 6(e), in lieu of the Seller performing its repurchase or substitution obligations with respect to any Material Defect provided in this Section 6(e), to the extent that the Seller and the Purchaser (or, following the assignment of the Mortgage Loans to the Trust, the Enforcing Servicer, on behalf of the Trust, and, if no Control Termination Event has occurred and is continuing, with the consent of the Directing Holder) are able to agree upon the Loss of Value Payment for a Material Defect, the Seller may elect, in its sole discretion, to pay such Loss of Value Payment to the Purchaser (or its assignee); provided that a Material Defect as a result of a Mortgage Loan not constituting a Qualified Mortgage may not be cured by a Loss of Value Payment. Upon its making such payment, the Seller shall be deemed to have cured such Material Defect in all respects. Provided such payment is made, this paragraph describes the sole remedy available to the Purchaser and its assignees regarding any such Material Defect, and the Seller shall not be obligated to repurchase or replace the related Mortgage Loan or otherwise cure such Material Defect.

With respect to any Non-Serviced Mortgage Loan, the Seller agrees that if a “material document defect” (as such term or any analogous term is defined in the related Non-Serviced Pooling Agreement) exists under the related Non-Serviced Pooling Agreement with respect to the related Non-Serviced Companion Loan included in the related Non-Serviced Securitization, and such Non-Serviced Companion Loan is repurchased by or on behalf of such Seller (or other responsible repurchasing entity) from the related Non-Serviced Securitization as a result of such “material document defect” (as such term or any analogous term is defined in such Non-Serviced Pooling Agreement), then the Seller shall repurchase such Non-Serviced Mortgage Loan; provided, however, that such repurchase obligation does not apply to any “material document defect” (as such term or any analogous term is defined in the related Non-

Serviced Pooling Agreement) related solely to the promissory note for such Non-Serviced Companion Loan.

(f)                In connection with any repurchase or substitution of one or more Mortgage Loans pursuant to this Section 6, the Pooling and Servicing Agreement shall provide that the Trustee, the Certificate Administrator, the Custodian, the Master Servicer and the applicable Special Servicer shall each tender to the repurchasing entity, upon delivery to each of them of a receipt executed by the repurchasing entity evidencing such repurchase or substitution, all portions of the Mortgage File (including, without limitation, the Servicing File) and other documents and all escrows and reserve funds pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File shall be endorsed or assigned to the extent necessary or appropriate to the repurchasing entity or its designee in the same manner, but only if the respective documents have been previously assigned or endorsed to the Trustee, and pursuant to appropriate forms of assignment, substantially similar to the manner and forms pursuant to which such documents were previously assigned to the Trustee or as otherwise reasonably requested to effect the retransfer and reconveyance of the Mortgage Loan and the security therefor to the Seller or its designee; provided that such tender by the Trustee and the Custodian shall be conditioned upon its receipt from the Master Servicer of a Request for Release and an Officer’s Certificate to the effect that the requirements for repurchase or substitution have been satisfied. In the event a Qualified Substitute Mortgage Loan is substituted for a Mortgage Loan by the Seller as contemplated by this Section 6, the Seller shall deliver to the Custodian the related Mortgage File and to the Master Servicer all Escrow Payments and reserve funds pertaining to such Qualified Substitute Mortgage Loan possessed by it and a certification to the effect that such Qualified Substitute Mortgage Loan satisfies all of the requirements of the definition of “Qualified Substitute Mortgage Loan” in the Pooling and Servicing Agreement.

(g)               The representations and warranties of the parties hereto shall survive the execution and delivery and any termination of this Agreement and shall inure to the benefit of the respective parties, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes or Assignment of Mortgage or the examination of the Mortgage Files.

(h)               Each party hereto agrees to promptly notify the other party of any breach of a representation or warranty contained in Section 6(c) of this Agreement. The Seller’s obligation to cure any Material Defect, repurchase, or substitute for, any affected Mortgage Loan or pay the Loss of Value Payment or other required payment pursuant to this Section 6 shall constitute the sole remedy available to the Purchaser in connection with a breach of any of the Seller’s representations or warranties contained in Section 6(c) of this Agreement or a Document Defect with respect to any Mortgage Loan.

(i)                 The Seller shall promptly notify the Depositor if (i) the Seller receives a Repurchase Communication of a 15Ga-1 Repurchase Request (other than from the Depositor), (ii) the Seller repurchases or replaces a Mortgage Loan, (iii) the Seller receives a Repurchase Communication of a Repurchase Request Withdrawal (other than from the Depositor) or (iv) the Seller rejects or disputes any 15Ga-1 Repurchase Request. Each such notice shall be given no later than the tenth (10th) Business Day after (A) with respect to clauses (i) and (iii) of the preceding sentence, receipt of a Repurchase Communication of a 15Ga-1 Repurchase Request or

a Repurchase Request Withdrawal, as applicable, and (B) with respect to clauses (ii) and (iv) of the preceding sentence, the occurrence of the event giving rise to the requirement for such notice, and shall include (1) the identity of the related Mortgage Loan, (2) the date (x) such Repurchase Communication of such 15Ga-1 Repurchase Request or Repurchase Request Withdrawal was received, (y) the related Mortgage Loan was repurchased or replaced or (z) the 15Ga-1 Repurchase Request was rejected or disputed, as applicable, and (3) if known, the basis for (x) the 15Ga-1 Repurchase Request (as asserted in the 15Ga-1 Repurchase Request) or (y) any rejection or dispute of a 15Ga-1 Repurchase Request, as applicable.

The Seller shall provide to the Depositor and the Certificate Administrator the Seller’s “Central Index Key” number assigned by the Securities and Exchange Commission and a true, correct and complete copy of the relevant portions of any Form ABS-15G that the Seller is required to file with the Securities and Exchange Commission pursuant to Rule 15Ga-1 under the Exchange Act with respect to the Mortgage Loans on or before the date that is five (5) Business Days before the date such Form ABS-15G is required to be filed with the Securities and Exchange Commission.

In addition, the Seller shall provide the Depositor, upon request, such other information in its possession as would permit the Depositor to comply with its obligations under Rule 15Ga-1 under the Exchange Act to disclose fulfilled and unfulfilled repurchase requests. Any such information requested shall be provided as promptly as practicable after such request is made.

The Seller agrees that no 15Ga-1 Notice Provider will be required to provide information in a 15Ga-1 Notice that is protected by the attorney-client privilege or attorney work product doctrines. In addition, the Seller hereby acknowledges that (i) any 15Ga-1 Notice provided pursuant to Section 2.03(b) of the Pooling and Servicing Agreement is so provided only to assist the Seller, the Depositor and their respective Affiliates to comply with Rule 15Ga-1 under the Exchange Act, Items 1104 and 1121 of Regulation AB and any other requirement of law or regulation and (ii)(A) no action taken by, or inaction of, a 15Ga-1 Notice Provider and (B) no information provided pursuant to Section 2.03(b) of the Pooling and Servicing Agreement by a 15Ga-1 Notice Provider in a 15Ga-1 Notice shall be deemed to constitute a waiver or defense to the exercise of any legal right the 15Ga-1 Notice Provider may have with respect to this Agreement, including with respect to any 15Ga-1 Repurchase Request that is the subject of a 15Ga-1 Notice.

Each party hereto agrees that the receipt of a 15Ga-1 Notice or the delivery of any notice required to be delivered pursuant to this Section 6(i) shall not, in and of itself, constitute delivery of notice of, receipt of notice of, or knowledge of the Seller of, any Material Defect.

Each party hereto agrees and acknowledges that, as of the date of this Agreement, the “Central Index Key” number of the Trust is 001798388.

“Repurchase Communication” means, for purposes of this Section 6(i) only, any communication, whether oral or written, which need not be in any specific form.

(j)                 Notwithstanding anything to the contrary herein, the Seller’s obligation in respect of a Material Defect with respect to a Joint Mortgage Loan shall be solely in respect of the Seller’s pro rata share of such Joint Mortgage Loan based on the Seller’s Mortgage Loan Seller Percentage Interest as of the date hereof in such Joint Mortgage Loan.

(k)               If the Mortgage Note or Mortgage Notes with respect to a Joint Mortgage Loan in favor of the Seller and its successors and assigns are repurchased or replaced by the Seller pursuant to this Section 6, and any other related mortgage notes evidencing such Joint Mortgage Loan are not repurchased or replaced by any Other Seller and any such mortgage note remains in the Trust, then the Seller and the Purchaser hereby agree that (i) the provisions in Section 3.35 of the Pooling and Servicing Agreement and the related Co-Lender Agreement shall govern the servicing and administration of such Joint Mortgage Loan as if (a) the remaining mortgage notes in the Trust were collectively a “Mortgage Loan” (as defined in the Pooling and Servicing Agreement) and (b) each repurchased Mortgage Note were a Serviced Pari Passu Companion Loan (or, if the Joint Mortgage Loan was a Non-Serviced Mortgage Loan, a Non-Serviced Pari Passu Companion Loan), (ii) the Seller and its successors and assigns in respect of such repurchased or replaced Mortgage Note shall be bound by such Section 3.35 as if it were a party to the Pooling and Servicing Agreement and (iii) the Seller and its successors and assigns shall from time to time (as may be necessary) deliver to the Master Servicer or the applicable Special Servicer, as applicable, the Mortgage Loan documents constituting or related to any applicable Mortgage Note repurchased by it, any requests for release and any court pleadings, requests for trustee’s sale or other documents necessary to the foreclosure or trustee’s sale in respect of the related Mortgaged Property or to any legal action or to enforce any other remedies or rights provided by the related Mortgage Note or Mortgage or otherwise available at law or equity with respect to the related Mortgage Note.

SECTION 7        Review of Mortgage File. The Purchaser shall require the Certificate Administrator pursuant to the Pooling and Servicing Agreement to review the Mortgage Files pursuant to Section 2.02 of the Pooling and Servicing Agreement and if it finds any document or documents not to have been properly executed, or to be missing or to be defective on its face in any material respect, to notify the Purchaser, which shall promptly notify the Seller.

SECTION 8        Conditions to Closing. The obligation of the Seller to sell the Mortgage Loans shall be subject to the Seller having received the consideration for the Mortgage Loans as contemplated by Section 1 of this Agreement. The obligations of the Purchaser to purchase the Mortgage Loans shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)               Each of the obligations of the Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Seller under this Agreement shall, subject to any applicable exceptions set forth on Exhibit C to this Agreement, be true and correct in all material respects as of the Closing Date or as of such other date as of which such representation is made under the terms of Exhibit B to this Agreement, and no event shall have occurred as of the Closing Date which would constitute a default on the part of the Seller under this Agreement, and the Purchaser shall have received a certificate to the foregoing effect signed by an authorized officer of the Seller substantially in the form of Exhibit D to this Agreement.

(b)               The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder), in such form as is agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the terms thereof.

(c)               The Purchaser shall have received the following additional closing documents:

(i)                 copies of the Seller’s Articles of Association, charter, by-laws or other organizational documents and all amendments, revisions, restatements and supplements thereof, certified as of a recent date by the Secretary of the Seller;

(ii)              a certificate, dated not earlier than thirty (30) days prior to the Closing Date, of the Secretary of State of the State of New York to the effect that the Seller is duly organized, existing and in good standing in the State of New York;

(iii)            an officer’s certificate of the Seller in form reasonably acceptable to the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchasers and each Rating Agency;

(iv)             an opinion of counsel of the Seller, subject to customary exceptions and carve-outs, in form reasonably acceptable to the Underwriters, the Initial Purchasers, the Loan-Specific Initial Purchasers and each Rating Agency; and

(v)               a letter from counsel of the Seller substantially to the effect that (a) nothing has come to such counsel’s attention that would lead such counsel to believe that the agreed upon sections of the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular, the Preliminary Loan-Specific Offering Circular or the Final Loan-Specific Offering Circular (each as defined in the Indemnification Agreement), as of the date thereof or as of the Closing Date (or, in the case of the Preliminary Prospectus, the Preliminary Offering Circular or the Preliminary Loan-Specific Offering Circular, solely as of the time of sale) contained or contain, as applicable, with respect to the Seller or the Mortgage Loans, any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein relating to the Seller or the Mortgage Loans, in the light of the circumstances under which they were made, not misleading and (b) the Seller Information (as defined in the Indemnification Agreement) in the Prospectus appears to be appropriately responsive in all material respects to the applicable requirements of Regulation AB.

(d)               The Public Certificates shall have been concurrently issued and sold pursuant to the terms of the Underwriting Agreement. The Private Certificates shall have been concurrently issued and sold pursuant to the terms of the Certificate Purchase Agreement. The Loan-Specific Certificates shall have been concurrently issued and sold pursuant to the terms of the Loan-Specific Certificate Purchase Agreement.

(e)               The Seller shall have executed and delivered concurrently herewith the Indemnification Agreement.

(f)                The Seller shall furnish the Purchaser, the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchasers with such other certificates of its officers or others and such other documents and opinions to evidence fulfillment of the conditions set forth in this Agreement as the Purchaser and its counsel may reasonably request.

SECTION 9        Closing. The closing for the purchase and sale of the Mortgage Loans shall take place at the office of Cadwalader, Wickersham & Taft LLP, New York, New York, at 10:00 a.m., on the Closing Date or such other place and time as the parties shall agree.

SECTION 10    Expenses. The Seller shall pay its pro rata share (the Seller’s pro rata portion to be determined according to the percentage that the aggregate principal balance as of the Cut-off Date of all the Mortgage Loans represents as to the aggregate principal balance as of the Cut-off Date of all the mortgage loans to be included in the Trust) of all costs and expenses of the Purchaser in connection with the transactions contemplated herein, including, but not limited to: (i) the costs and expenses of the Purchaser in connection with the purchase of the Mortgage Loans; (ii) the costs and expenses of reproducing and delivering the Pooling and Servicing Agreement and this Agreement and printing (or otherwise reproducing) and delivering the Certificates; (iii) the reasonable and documented fees, costs and expenses of the Trustee, the Certificate Administrator and their respective counsel; (iv) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Preliminary Prospectus, the Prospectus, the Preliminary Offering Circular, the Final Offering Circular, the Preliminary Loan-Specific Offering Circular, the Final Loan-Specific Offering Circular and any related disclosure for the initial Form 8-K, including the cost of obtaining any “comfort letters” with respect to such items; (v) the costs and expenses in connection with the qualification or exemption of the Certificates under state securities or blue sky laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith; (vi) the costs and expenses in connection with any determination of the eligibility of the Certificates for investment by institutional investors in any jurisdiction and the preparation of any legal investment survey, including reasonable fees and disbursements of counsel in connection therewith; (vii) the costs and expenses in connection with printing (or otherwise reproducing) and delivering the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular, the Preliminary Loan-Specific Offering Circular and the Final Loan-Specific Offering Circular and the reproducing and delivery of this Agreement and the furnishing to the Underwriters of such copies of the Registration Statement, Preliminary Prospectus, Prospectus, Preliminary Offering Circular, Final Offering Circular, the Preliminary Loan-Specific Offering Circular and the Final Loan-Specific Offering Circular and this Agreement as the Underwriters may reasonably request; (viii) the fees of the rating agency or agencies requested to rate the Certificates; (ix) the reasonable fees and expenses of Cadwalader, Wickersham & Taft LLP, as counsel to the Purchaser; and (x) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe LLP, as counsel to the Underwriters, the Initial Purchasers and the Loan-Specific Initial Purchasers.

If the Seller elects to exercise its rights under Section 11.15 of the Pooling and Servicing Agreement, then the Seller shall pay the reasonable costs and expenses (if any) of the Depositor, Master Servicer, applicable Special Servicer and Trustee resulting from such parties’ obligations to cooperate with the Seller under Section 11.15 of the Pooling and Servicing Agreement.

SECTION 11    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement. Furthermore, the parties shall in good faith endeavor to replace any provision held to be invalid or unenforceable with a valid and enforceable provision which most closely resembles, and which has the same economic effect as, the provision held to be invalid or unenforceable.

SECTION 12    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 13    Waiver of Jury Trial. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 14    Submission to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER AND AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY MANNER PERMITTED BY LAW.

SECTION 15    No Third-Party Beneficiaries. The parties do not intend the benefits of this Agreement to inure to any third-party except as expressly set forth in Section 6 and Section 16.

SECTION 16    Assignment. (a)  The Seller hereby acknowledges that the Purchaser has, concurrently with the execution hereof, executed and delivered the Pooling and Servicing Agreement and that, in connection therewith, it has assigned its rights hereunder to the Trustee for the benefit of the Certificateholders and the Pooled RR Interest Owner. The Seller hereby acknowledges its obligations pursuant to Sections 2.01, 2.02 and 2.03 of the Pooling and Servicing Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser and their permitted successors and assigns. Any Person into which the Seller may be merged or consolidated, or any Person resulting from any merger, conversion or consolidation to which the Seller may become a party, or any Person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder without any further act. The warranties and representations and the agreements made by the Seller herein shall survive delivery of the Mortgage Loans to the Trustee until the termination of the Pooling and Servicing Agreement, but shall not be further assigned by the Trustee to any Person.

(b)               The Asset Representations Reviewer shall be an express third-party beneficiary of Sections 5(g), 5(h), 5(i) and 5(j) of this Agreement.

SECTION 17    Notices. All communications hereunder shall be in writing and effective only upon receipt and (i) if sent to the Purchaser, will be mailed, hand delivered, couriered or sent by electronic transmission to it at 200 West Street, New York, New York 10282, to the attention of Leah Nivison, email: leah.nivison@gs.com, with a copy to: Brian Bolton, email: brian.a.bolton@gs.com and gs-refgsecuritization@gs.com, (ii) if sent to the Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission or electronic mail and confirmed to it at German American Capital Corporation, at 60 Wall Street, New York, New York 10005, Attention: Lainie Kaye (with a copy via email to cmbs.requests@db.com) and (iii) in the case of any of the preceding parties, such other address as may hereafter be furnished to the other party in writing by such parties.

SECTION 18    Amendment. This Agreement may be amended only by a written instrument which specifically refers to this Agreement and is executed by the Purchaser and the Seller. This Agreement shall not be deemed to be amended orally or by virtue of any continuing custom or practice. No amendment to the Pooling and Servicing Agreement which relates to defined terms contained therein or to any obligations or rights of the Seller whatsoever shall be effective against the Seller unless the Seller shall have agreed to such amendment in writing.

SECTION 19    Counterparts. This Agreement may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

SECTION 20    Exercise of Rights. No failure or delay on the part of any party to exercise any right, power or privilege under this Agreement and no course of dealing between the Seller and the Purchaser shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as set forth in Section 6(h) of this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute a waiver of the right of either party to any other or further action in any circumstances without notice or demand.

SECTION 21    No Partnership. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto. Nothing herein contained shall be deemed or construed as creating an agency relationship between the Purchaser and the Seller and neither party shall take any action which could reasonably lead a third-party to assume that it has the authority to bind the other party or make commitments on such party’s behalf.

SECTION 22    Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the waiver, discharge or termination is sought.

SECTION 23    Further Assurances. The Seller and Purchaser each agree to execute and deliver such instruments and take such further actions as any party hereto may, from time to time, reasonably request in order to effectuate the purposes and carry out the terms of this Agreement.

SECTION 24    Recognition of U.S. Special Resolution Regimes.

(a)               In the event a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement (and any interest and obligation in or under, and any property securing, this Agreement) were governed by the laws of the United States or a State of the United States.

(b)               In the event that a Covered Party or any BHC Affiliate of such Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, any Default Rights under this Agreement that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a State of the United States.

“BHC Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. §1841(k).

“Covered Party” means any party to this Agreement that is one of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §47.3(b), or any subsidiary of such a covered bank to which 12 C.F.R. Part 47 applies in accordance with 12 C.F.R. §47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. §382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§252.81, 47.2 or 382.1, as applicable.

“U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 25    Limitation on the Exercise of Certain Rights Related to Affiliate Insolvency Proceedings.

(a)               Notwithstanding anything to the contrary in this Agreement or any other agreement, but subject to the requirements of Section 24, the parties to this Agreement expressly acknowledge and agree that no party to this Agreement shall be permitted to exercise any Default Right against a Covered Party with respect to this Agreement that is related, directly or indirectly, to a BHC Affiliate of such party becoming subject to an Insolvency Proceeding, except to the extent the exercise of such Default Right would be permitted under the creditor protection provisions of 12 C.F.R. § 252.84, 12 C.F.R. § 47.5, or 12 C.F.R. § 382.4, as applicable.

(b)               After a BHC Affiliate of a Covered Party has become subject to Insolvency Proceedings, if any party to this Agreement seeks to exercise any Default Right against such Covered Party with respect to this Agreement, the party seeking to exercise a Default Right shall have the burden of proof, by clear and convincing evidence, that the exercise of such Default Right is permitted hereunder.

“Insolvency Proceeding” means a receivership, insolvency, liquidation, resolution, or similar proceeding.

* * * * * *

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GS MORTGAGE SECURITIES CORPORATION II, a Delaware corporation

By:	/s/ Leah Nivison
	Name:	Leah Nivison
	Title:	Chief Executive Officer

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:	/s/ Natalie Grainger
	Name:	Natalie Grainger
	Title:	Director

By:	/s/ Matt Smith
	Name:	Matt Smith
	Title:	Director

GSMS 2020-GC45 - GACC MORTGAGE LOAN PURCHASE AGREEMENT

EXHIBIT A

MORTGAGE LOAN SCHEDULE

A-1

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Borrower Name	Address	City	State	County	Zip Code
2	3, 4, 5, 6	DB3	560 Mission Street	NOP 560 Mission, LLC	560 Mission Street	San Francisco	California	San Francisco	94105
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	Various
3.01		DB2.14	101 45th Street		101 45th Street	Munster	Indiana	Lake	46321
3.02		DB2.26	4820-4850 Indianapolis Road		4820-4850 Indianapolis Road	Whitestown	Indiana	Boone	46075
3.03		DB2.22	8401 Bearing Drive		8401 Bearing Drive	Indianapolis	Indiana	Marion	46268
3.04		DB2.30	5900 North Meadows Drive		5900 North Meadows Drive	Grove City	Ohio	Franklin	43123
3.05		DB2.29	5701 North Meadows Drive		5701 North Meadows Drive	Grove City	Ohio	Franklin	43123
3.06		DB2.23	8421 Bearing Drive		8421 Bearing Drive	Indianapolis	Indiana	Marion	46268
3.07		DB2.13	6451-6471 Northwind Parkway		6451-6471 Northwind Parkway	Hobart	Indiana	Lake	46342
3.08		DB2.27	4910-4938 Indianapolis Road		4910-4938 Indianapolis Road	Whitestown	Indiana	Boone	46075
3.09		DB2.12	6221-6241 Northwind Parkway		6221-6241 Northwind Parkway	Hobart	Indiana	Lake	46342
3.10		DB2.20	775 Commerce Parkway West Drive		775 Commerce Parkway West Drive	Greenwood	Indiana	Johnson	46143
3.11		DB2.11	1901 Northwind Parkway		1901 Northwind Parkway	Hobart	Indiana	Lake	46342
3.12		DB2.18	333 45th Street		333 45th Street	Munster	Indiana	Lake	46321
3.13		DB2.05	221 South Swift Road		221 South Swift Road	Addison	Illinois	DuPage	60101
3.14		DB2.32	W234N2091 Ridgeview Parkway Court		W234N2091 Ridgeview Parkway Court	Pewaukee	Wisconsin	Waukesha	53188
3.15		DB2.28	2240 Creekside Parkway		2240 Creekside Parkway	Lockbourne	Ohio	Franklin	43137
3.16		DB2.06	201 South Swift Road		201 South Swift Road	Addison	Illinois	DuPage	60101
3.17		DB2.24	8441 Bearing Drive		8441 Bearing Drive	Indianapolis	Indiana	Marion	46268
3.18		DB2.33	4700 Ironwood Drive		4700 Ironwood Drive	Franklin	Wisconsin	Milwaukee	53132
3.19		DB2.31	4410 North 132nd Street		4410 North 132nd Street	Butler	Wisconsin	Waukesha	53007
3.20		DB2.21	999 Gerdt Court		999 Gerdt Court	Greenwood	Indiana	Johnson	46143
3.21		DB2.19	480 45th Street		480 45th Street	Munster	Indiana	Lake	46321
3.22		DB2.02	12857 South Hamlin Court		12857 South Hamlin Court	Alsip	Illinois	Cook	60803
3.23		DB2.03	1695 Glen Ellyn Road		1695 Glen Ellyn Road	Glendale Heights	Illinois	DuPage	60139
3.24		DB2.09	1701-1721 Northwind Parkway		1701-1721 Northwind Parkway	Hobart	Indiana	Lake	46342
3.25		DB2.01	1245 Lakeside Drive		1245 Lakeside Drive	Romeoville	Illinois	Will	60446
3.26		DB2.25	3890 Perry Boulevard		3890 Perry Boulevard	Whitestown	Indiana	Boone	46075
3.27		DB2.15	215 45th Street		215 45th Street	Munster	Indiana	Lake	46321
3.28		DB2.04	845 Telser Road		845 Telser Road	Lake Zurich	Illinois	Lake	60047
3.29		DB2.10	1851 Northwind Parkway		1851 Northwind Parkway	Hobart	Indiana	Lake	46342
3.30		DB2.08	1650 Northwind Parkway		1650 Northwind Parkway	Hobart	Indiana	Lake	46342
3.31		DB2.16	225 45th Street		225 45th Street	Munster	Indiana	Lake	46321
3.32		DB2.07	1600-1640 Northwind Parkway		1600-1640 Northwind Parkway	Hobart	Indiana	Lake	46342
3.33		DB2.17	235 45th Street		235 45th Street	Munster	Indiana	Lake	46321
5	3, 9, 10	DB1	Southcenter Mall	Southcenter Owner LLC	2800 Southcenter Mall	Tukwila	Washington	King	98188
11	11, 12, 13	DB4	Crystal Springs Resort	Wild Turkey Golf Club SPE LLC, Wild Turkey Golf Club OT LLC, Minerals Resort & Spa SPE LLC, Minerals Resort & Spa OT LLC, CS Liquor SPE LLC and CS Services SPE LLC	1 Wild Turkey Way, 3 Wild Turkey Way, 2 Charmonix Drive, 105- 137 Wheatsworth Road, and 14-146 Route 23	Hamburg	New Jersey	Sussex	07419
12		DB5	Calspan Building	4455 Genesee Properties, LLC	4455 Genesee Street	Cheektowaga	New York	Erie	14225
15		DB6	Charleston On 66th	Bcore MF 12700 66th Street N LLC	12700 66th Street	Largo	Florida	Pinellas	33773
35		DB7	Calyxt Headquarters	NGCRE Investment VIII, LLC	2800 Mount Ridge Road	Roseville	Minnesota	Ramsey	55113
37		DB8	Cambridge Gardens	Cambridge Gardens 2, LLC	3545 Mather Field Road	Rancho Cordova	California	Sacramento	95670
43		DB9	Archer Village	WRC Archer Village, LLC	415 Archer Drive	Sherman	Texas	Grayson	75092
45		DB10	Lukas Wine and Spirits	Blue Valley Industrial, LLC	12100 Blue Valley Parkway	Overland Park	Kansas	Johnson	66213
46		DB11	Sunset Grove Apartments	Sunset Grove Owner, LLC	2801 West Sunset Drive	Orange	Texas	Orange	77630
48		DB12	North Pointe	North Pointe Columbia SC, LLC	10128 Two Notch Road	Columbia	South Carolina	Richland	29223
49	14	DB13	1016 Carroll Street	Carroll Homery LLC	1016 Carroll Street	Brooklyn	New York	Kings	11225
52	15	DB14	Cambria Beach Lodge	Cambria Beach Lodge 2, LLC	6180 Moonstone Beach Drive	Cambria	California	San Luis Obispo	93428

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Mortgage Loan Rate (%)	Net Mortgage Loan Rate (%)	Original Balance ($)	Cut-Off Date Balance ($)	Original Term To Maturity / ARD (Mos.)	Remaining Term To Maturity / ARD (Mos.)	Maturity Date / ARD	Original Amortization Term (Mos.)	Remaining Amortization Term (Mos.)
2	3, 4, 5, 6	DB3	560 Mission Street	2.58900%	2.57629%	60,000,000.00	60,000,000.00	120	119	12/6/2029	0	0
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	3.23100%	3.21829%	60,000,000.00	60,000,000.00	120	119	12/6/2029	0	0
3.01		DB2.14	101 45th Street
3.02		DB2.26	4820-4850 Indianapolis Road
3.03		DB2.22	8401 Bearing Drive
3.04		DB2.30	5900 North Meadows Drive
3.05		DB2.29	5701 North Meadows Drive
3.06		DB2.23	8421 Bearing Drive
3.07		DB2.13	6451-6471 Northwind Parkway
3.08		DB2.27	4910-4938 Indianapolis Road
3.09		DB2.12	6221-6241 Northwind Parkway
3.10		DB2.20	775 Commerce Parkway West Drive
3.11		DB2.11	1901 Northwind Parkway
3.12		DB2.18	333 45th Street
3.13		DB2.05	221 South Swift Road
3.14		DB2.32	W234N2091 Ridgeview Parkway Court
3.15		DB2.28	2240 Creekside Parkway
3.16		DB2.06	201 South Swift Road
3.17		DB2.24	8441 Bearing Drive
3.18		DB2.33	4700 Ironwood Drive
3.19		DB2.31	4410 North 132nd Street
3.20		DB2.21	999 Gerdt Court
3.21		DB2.19	480 45th Street
3.22		DB2.02	12857 South Hamlin Court
3.23		DB2.03	1695 Glen Ellyn Road
3.24		DB2.09	1701-1721 Northwind Parkway
3.25		DB2.01	1245 Lakeside Drive
3.26		DB2.25	3890 Perry Boulevard
3.27		DB2.15	215 45th Street
3.28		DB2.04	845 Telser Road
3.29		DB2.10	1851 Northwind Parkway
3.30		DB2.08	1650 Northwind Parkway
3.31		DB2.16	225 45th Street
3.32		DB2.07	1600-1640 Northwind Parkway
3.33		DB2.17	235 45th Street
5	3, 9, 10	DB1	Southcenter Mall	2.88000%	2.86729%	60,000,000.00	60,000,000.00	120	120	1/1/2030	0	0
11	11, 12, 13	DB4	Crystal Springs Resort	4.54000%	4.52729%	50,000,000.00	50,000,000.00	60	60	1/6/2025	0	0
12		DB5	Calspan Building	3.95000%	3.93729%	49,500,000.00	49,500,000.00	120	119	12/6/2029	360	360
15		DB6	Charleston On 66th	3.43300%	3.42029%	37,375,000.00	37,375,000.00	120	118	11/1/2029	0	0
35		DB7	Calyxt Headquarters	3.61000%	3.59729%	10,375,000.00	10,375,000.00	120	119	12/6/2029	0	0
37		DB8	Cambridge Gardens	3.60300%	3.59029%	10,000,000.00	10,000,000.00	120	119	12/6/2029	0	0
43		DB9	Archer Village	4.25000%	4.23729%	7,987,500.00	7,987,500.00	120	120	1/6/2030	360	360
45		DB10	Lukas Wine and Spirits	3.92400%	3.91129%	6,440,000.00	6,440,000.00	120	119	12/6/2029	360	360
46		DB11	Sunset Grove Apartments	3.90852%	3.89581%	6,371,000.00	6,371,000.00	120	119	12/6/2029	360	360
48		DB12	North Pointe	3.87400%	3.86129%	6,216,750.00	6,216,750.00	120	120	1/6/2030	360	360
49	14	DB13	1016 Carroll Street	4.13400%	4.12129%	5,150,000.00	5,150,000.00	120	120	1/6/2030	0	0
52	15	DB14	Cambria Beach Lodge	3.49500%	3.48229%	3,750,000.00	3,750,000.00	120	118	11/6/2029	0	0

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Monthly Debt Service ($) (1)	Servicing Fee Rate (%)	Non-Serviced Primary Servicing Fee Rate (%)	Interest Accrual Method	Ownership Interest	Crossed Group	Originator	Mortgage Loan Seller
2	3, 4, 5, 6	DB3	560 Mission Street	131,247.92	0.00250%	0.00250%	Actual/360	Fee Simple	NAP	DBRI, BANA	GACC
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	163,793.75	0.00500%	0.00000%	Actual/360		NAP	DBRI	GACC
3.01		DB2.14	101 45th Street					Fee Simple
3.02		DB2.26	4820-4850 Indianapolis Road					Fee Simple
3.03		DB2.22	8401 Bearing Drive					Fee Simple
3.04		DB2.30	5900 North Meadows Drive					Fee Simple
3.05		DB2.29	5701 North Meadows Drive					Fee Simple
3.06		DB2.23	8421 Bearing Drive					Fee Simple
3.07		DB2.13	6451-6471 Northwind Parkway					Fee Simple
3.08		DB2.27	4910-4938 Indianapolis Road					Fee Simple
3.09		DB2.12	6221-6241 Northwind Parkway					Fee Simple
3.10		DB2.20	775 Commerce Parkway West Drive					Fee Simple
3.11		DB2.11	1901 Northwind Parkway					Fee Simple
3.12		DB2.18	333 45th Street					Fee Simple
3.13		DB2.05	221 South Swift Road					Fee Simple
3.14		DB2.32	W234N2091 Ridgeview Parkway Court					Fee Simple
3.15		DB2.28	2240 Creekside Parkway					Fee Simple
3.16		DB2.06	201 South Swift Road					Fee Simple
3.17		DB2.24	8441 Bearing Drive					Fee Simple
3.18		DB2.33	4700 Ironwood Drive					Fee Simple
3.19		DB2.31	4410 North 132nd Street					Fee Simple
3.20		DB2.21	999 Gerdt Court					Fee Simple
3.21		DB2.19	480 45th Street					Fee Simple
3.22		DB2.02	12857 South Hamlin Court					Fee Simple
3.23		DB2.03	1695 Glen Ellyn Road					Fee Simple
3.24		DB2.09	1701-1721 Northwind Parkway					Fee Simple
3.25		DB2.01	1245 Lakeside Drive					Fee Simple
3.26		DB2.25	3890 Perry Boulevard					Fee Simple
3.27		DB2.15	215 45th Street					Fee Simple
3.28		DB2.04	845 Telser Road					Fee Simple
3.29		DB2.10	1851 Northwind Parkway					Fee Simple
3.30		DB2.08	1650 Northwind Parkway					Fee Simple
3.31		DB2.16	225 45th Street					Fee Simple
3.32		DB2.07	1600-1640 Northwind Parkway					Fee Simple
3.33		DB2.17	235 45th Street					Fee Simple
5	3, 9, 10	DB1	Southcenter Mall	146,000.00	0.00500%	0.00000%	Actual/360	Fee Simple and Leasehold	NAP	DBRI	GACC
11	11, 12, 13	DB4	Crystal Springs Resort	191,793.98	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
12		DB5	Calspan Building	234,895.93	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
15		DB6	Charleston On 66th	108,408.70	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
35		DB7	Calyxt Headquarters	31,644.95	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
37		DB8	Cambridge Gardens	30,442.01	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBNY	GACC
43		DB9	Archer Village	39,293.70	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
45		DB10	Lukas Wine and Spirits	30,464.05	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
46		DB11	Sunset Grove Apartments	28,569.97	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
48		DB12	North Pointe	29,229.91	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
49	14	DB13	1016 Carroll Street	17,988.16	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBRI	GACC
52	15	DB14	Cambria Beach Lodge	11,073.57	0.00500%	0.00000%	Actual/360	Fee Simple	NAP	DBNY	GACC

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Carve-out Guarantor	Letter of Credit	Upfront RE Tax Reserve ($)	Ongoing RE Tax Reserve ($)	Upfront Insurance Reserve ($)
2	3, 4, 5, 6	DB3	560 Mission Street	None	No	$0.00	$0.00	$0.00
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	Starwood REIT Operating Partnership, L.P.	No	$0.00	$0.00	$0.00
3.01		DB2.14	101 45th Street
3.02		DB2.26	4820-4850 Indianapolis Road
3.03		DB2.22	8401 Bearing Drive
3.04		DB2.30	5900 North Meadows Drive
3.05		DB2.29	5701 North Meadows Drive
3.06		DB2.23	8421 Bearing Drive
3.07		DB2.13	6451-6471 Northwind Parkway
3.08		DB2.27	4910-4938 Indianapolis Road
3.09		DB2.12	6221-6241 Northwind Parkway
3.10		DB2.20	775 Commerce Parkway West Drive
3.11		DB2.11	1901 Northwind Parkway
3.12		DB2.18	333 45th Street
3.13		DB2.05	221 South Swift Road
3.14		DB2.32	W234N2091 Ridgeview Parkway Court
3.15		DB2.28	2240 Creekside Parkway
3.16		DB2.06	201 South Swift Road
3.17		DB2.24	8441 Bearing Drive
3.18		DB2.33	4700 Ironwood Drive
3.19		DB2.31	4410 North 132nd Street
3.20		DB2.21	999 Gerdt Court
3.21		DB2.19	480 45th Street
3.22		DB2.02	12857 South Hamlin Court
3.23		DB2.03	1695 Glen Ellyn Road
3.24		DB2.09	1701-1721 Northwind Parkway
3.25		DB2.01	1245 Lakeside Drive
3.26		DB2.25	3890 Perry Boulevard
3.27		DB2.15	215 45th Street
3.28		DB2.04	845 Telser Road
3.29		DB2.10	1851 Northwind Parkway
3.30		DB2.08	1650 Northwind Parkway
3.31		DB2.16	225 45th Street
3.32		DB2.07	1600-1640 Northwind Parkway
3.33		DB2.17	235 45th Street
5	3, 9, 10	DB1	Southcenter Mall	URW WEA LLC	No	$0.00	$0.00	$0.00
11	11, 12, 13	DB4	Crystal Springs Resort	Rosalind Davidowitz, Joseph Morton Davidowitz, Gail Mulvihill, and the Gail Mulvihill 2014 Non-Exempt Irrevocable Trust	No	$421,619.50	$140,539.83	$69,423.58
12		DB5	Calspan Building	John Yurtchuk and Louis Knotts	No	$206,536.88	$26,853.73	$0.00
15		DB6	Charleston On 66th	BREIT MF Holdings LLC	No	$0.00	$0.00	$0.00
35		DB7	Calyxt Headquarters	Qingguo Liu	No	$0.00	$0.00	$0.00
37		DB8	Cambridge Gardens	Joshua A. Gordon, Jacob E. Gordon, Daniel G. Gordon and Justine Gordon	No	$48,700.62	$9,740.12	$8,249.02
43		DB9	Archer Village	David Ray Shaffer, Jr.	No	$38,588.42	$12,862.80	$20,327.37
45		DB10	Lukas Wine and Spirits	Dax T.S. Mitchell and Thomas K. Wilson	No	$0.00	$0.00	$0.00
46		DB11	Sunset Grove Apartments	Ryan Enk, Preston Dellinger and Jonathan Wyrick	No	$19,744.59	$9,872.29	$15,156.01
48		DB12	North Pointe	Kenneth Levy	No	$18,714.65	$18,714.65	$0.00
49	14	DB13	1016 Carroll Street	Yosef Beer and Max Salamon	No	$456,878.42	$2,134.17	$1,538.93
52	15	DB14	Cambria Beach Lodge	Britten Shuford, David Dittmer, David A. Lesser and Clifford Lord, JR.	No	$18,459.03	$4,378.22	$5,806.45

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Ongoing Insurance Reserve ($)	Upfront Replacement Reserve ($)	Ongoing Replacement Reserve ($)
2	3, 4, 5, 6	DB3	560 Mission Street	$0.00	$0.00	$0.00
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	$0.00	$0.00	$0.00
3.01		DB2.14	101 45th Street
3.02		DB2.26	4820-4850 Indianapolis Road
3.03		DB2.22	8401 Bearing Drive
3.04		DB2.30	5900 North Meadows Drive
3.05		DB2.29	5701 North Meadows Drive
3.06		DB2.23	8421 Bearing Drive
3.07		DB2.13	6451-6471 Northwind Parkway
3.08		DB2.27	4910-4938 Indianapolis Road
3.09		DB2.12	6221-6241 Northwind Parkway
3.10		DB2.20	775 Commerce Parkway West Drive
3.11		DB2.11	1901 Northwind Parkway
3.12		DB2.18	333 45th Street
3.13		DB2.05	221 South Swift Road
3.14		DB2.32	W234N2091 Ridgeview Parkway Court
3.15		DB2.28	2240 Creekside Parkway
3.16		DB2.06	201 South Swift Road
3.17		DB2.24	8441 Bearing Drive
3.18		DB2.33	4700 Ironwood Drive
3.19		DB2.31	4410 North 132nd Street
3.20		DB2.21	999 Gerdt Court
3.21		DB2.19	480 45th Street
3.22		DB2.02	12857 South Hamlin Court
3.23		DB2.03	1695 Glen Ellyn Road
3.24		DB2.09	1701-1721 Northwind Parkway
3.25		DB2.01	1245 Lakeside Drive
3.26		DB2.25	3890 Perry Boulevard
3.27		DB2.15	215 45th Street
3.28		DB2.04	845 Telser Road
3.29		DB2.10	1851 Northwind Parkway
3.30		DB2.08	1650 Northwind Parkway
3.31		DB2.16	225 45th Street
3.32		DB2.07	1600-1640 Northwind Parkway
3.33		DB2.17	235 45th Street
5	3, 9, 10	DB1	Southcenter Mall	$0.00	$0.00	$0.00
11	11, 12, 13	DB4	Crystal Springs Resort	$0.00	$5,074,000.00	On each monthly Payment Date up to and including the January 2021 Payment Date an amount equal to 2% and thereafter 4%, in each case, of the Rents for the second proceeding Month
12		DB5	Calspan Building	$0.00	$0.00	$12,359.00
15		DB6	Charleston On 66th	$0.00	$0.00	$0.00
35		DB7	Calyxt Headquarters	$0.00	$0.00	$0.00
37		DB8	Cambridge Gardens	$1,748.00	$0.00	$3,211.00
43		DB9	Archer Village	$8,622.93	$0.00	$4,270.83
45		DB10	Lukas Wine and Spirits	$0.00	$0.00	$512.20
46		DB11	Sunset Grove Apartments	$7,578.00	$0.00	$3,191.08
48		DB12	North Pointe	$0.00	$0.00	$1,113.00
49	14	DB13	1016 Carroll Street	$512.98	$0.00	$208.33
52	15	DB14	Cambria Beach Lodge	$725.81	$0.00	The greater of (i) 4.0% of prior month's gross revenues and (ii) any amount required under Management Agreement or Franchise Agreement for FF&E Work

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Replacement Reserve Caps ($)	Upfront TI/LC Reserve ($)	Ongoing TI/LC Reserve ($)	TI/LC Caps ($)	Upfront Debt Service Reserve ($)	Ongoing Debt Service Reserve ($)	Upfront Deferred Maintenance Reserve ($)	Ongoing Deferred Maintenance Reserve ($)	Upfront Environmental Reserve ($)
2	3, 4, 5, 6	DB3	560 Mission Street	$267,259.68	$2,152,612.00	$0.00	$2,004,447.12	$0.00	$0.00	$0.00	$0.00	$0.00
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	$1,221,118.80	$0.00	$0.00	$2,849,277.20	$0.00	$0.00	$0.00	$0.00	$0.00
3.01		DB2.14	101 45th Street
3.02		DB2.26	4820-4850 Indianapolis Road
3.03		DB2.22	8401 Bearing Drive
3.04		DB2.30	5900 North Meadows Drive
3.05		DB2.29	5701 North Meadows Drive
3.06		DB2.23	8421 Bearing Drive
3.07		DB2.13	6451-6471 Northwind Parkway
3.08		DB2.27	4910-4938 Indianapolis Road
3.09		DB2.12	6221-6241 Northwind Parkway
3.10		DB2.20	775 Commerce Parkway West Drive
3.11		DB2.11	1901 Northwind Parkway
3.12		DB2.18	333 45th Street
3.13		DB2.05	221 South Swift Road
3.14		DB2.32	W234N2091 Ridgeview Parkway Court
3.15		DB2.28	2240 Creekside Parkway
3.16		DB2.06	201 South Swift Road
3.17		DB2.24	8441 Bearing Drive
3.18		DB2.33	4700 Ironwood Drive
3.19		DB2.31	4410 North 132nd Street
3.20		DB2.21	999 Gerdt Court
3.21		DB2.19	480 45th Street
3.22		DB2.02	12857 South Hamlin Court
3.23		DB2.03	1695 Glen Ellyn Road
3.24		DB2.09	1701-1721 Northwind Parkway
3.25		DB2.01	1245 Lakeside Drive
3.26		DB2.25	3890 Perry Boulevard
3.27		DB2.15	215 45th Street
3.28		DB2.04	845 Telser Road
3.29		DB2.10	1851 Northwind Parkway
3.30		DB2.08	1650 Northwind Parkway
3.31		DB2.16	225 45th Street
3.32		DB2.07	1600-1640 Northwind Parkway
3.33		DB2.17	235 45th Street
5	3, 9, 10	DB1	Southcenter Mall	$148,782.92	$0.00	$0.00	$978,835.00	$0.00	$0.00	$0.00	$0.00	$0.00
11	11, 12, 13	DB4	Crystal Springs Resort	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$103,719.00	$0.00	$0.00
12		DB5	Calspan Building	$0.00	$0.00	$29,167.00	$1,350,000.00	$0.00	$0.00	$0.00	$0.00	$0.00
15		DB6	Charleston On 66th	$129,000.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
35		DB7	Calyxt Headquarters	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
37		DB8	Cambridge Gardens	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
43		DB9	Archer Village	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$128,937.50	$0.00	$0.00
45		DB10	Lukas Wine and Spirits	$18,439.20	$0.00	$853.67	$30,732.00	$0.00	$0.00	$0.00	$0.00	$0.00
46		DB11	Sunset Grove Apartments	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$20,850.00	$0.00	$0.00
48		DB12	North Pointe	$26,710.00	$0.00	$5,565.00	$133,550.00	$0.00	$0.00	$3,960.00	$0.00	$0.00
49	14	DB13	1016 Carroll Street	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
52	15	DB14	Cambria Beach Lodge	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Ongoing Environmental Reserve ($)	Upfront Other Reserve ($)	Ongoing Other Reserve ($)	Other Reserve Description	Grace Period- Default	Grace Period- Late Fee	Cash Management	Lockbox	General Property Type
2	3, 4, 5, 6	DB3	560 Mission Street	$0.00	$0.00	$0.00		0	5	Springing	Hard	Office
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	$0.00	$880,000.00	$0.00	Roof Repair Reserve	0	0	Springing	Hard
3.01		DB2.14	101 45th Street									Industrial
3.02		DB2.26	4820-4850 Indianapolis Road									Industrial
3.03		DB2.22	8401 Bearing Drive									Industrial
3.04		DB2.30	5900 North Meadows Drive									Industrial
3.05		DB2.29	5701 North Meadows Drive									Industrial
3.06		DB2.23	8421 Bearing Drive									Industrial
3.07		DB2.13	6451-6471 Northwind Parkway									Industrial
3.08		DB2.27	4910-4938 Indianapolis Road									Industrial
3.09		DB2.12	6221-6241 Northwind Parkway									Industrial
3.10		DB2.20	775 Commerce Parkway West Drive									Industrial
3.11		DB2.11	1901 Northwind Parkway									Industrial
3.12		DB2.18	333 45th Street									Industrial
3.13		DB2.05	221 South Swift Road									Industrial
3.14		DB2.32	W234N2091 Ridgeview Parkway Court									Industrial
3.15		DB2.28	2240 Creekside Parkway									Industrial
3.16		DB2.06	201 South Swift Road									Industrial
3.17		DB2.24	8441 Bearing Drive									Industrial
3.18		DB2.33	4700 Ironwood Drive									Industrial
3.19		DB2.31	4410 North 132nd Street									Industrial
3.20		DB2.21	999 Gerdt Court									Industrial
3.21		DB2.19	480 45th Street									Industrial
3.22		DB2.02	12857 South Hamlin Court									Industrial
3.23		DB2.03	1695 Glen Ellyn Road									Industrial
3.24		DB2.09	1701-1721 Northwind Parkway									Industrial
3.25		DB2.01	1245 Lakeside Drive									Industrial
3.26		DB2.25	3890 Perry Boulevard									Industrial
3.27		DB2.15	215 45th Street									Industrial
3.28		DB2.04	845 Telser Road									Industrial
3.29		DB2.10	1851 Northwind Parkway									Industrial
3.30		DB2.08	1650 Northwind Parkway									Industrial
3.31		DB2.16	225 45th Street									Industrial
3.32		DB2.07	1600-1640 Northwind Parkway									Industrial
3.33		DB2.17	235 45th Street									Industrial
5	3, 9, 10	DB1	Southcenter Mall	$0.00	$0.00	$0.00		5	5	Springing	Hard	Retail
11	11, 12, 13	DB4	Crystal Springs Resort	$0.00	$2,000,000.00	$520,000.00	Seasonal Working Capital Reserve	0	0	In Place	Hard	Hospitality
12		DB5	Calspan Building	$0.00	$0.00	$0.00		0	0	Springing	Hard	Mixed Use
15		DB6	Charleston On 66th	$0.00	$0.00	$0.00		5	5	Springing	Hard	Multifamily
35		DB7	Calyxt Headquarters	$0.00	$0.00	$0.00		0	0	Springing	Hard	Office
37		DB8	Cambridge Gardens	$0.00	$0.00	$0.00		0	0	Springing	Springing	Multifamily
43		DB9	Archer Village	$0.00	$0.00	$0.00		0	0	Springing	Springing	Multifamily
45		DB10	Lukas Wine and Spirits	$0.00	$0.00	$0.00		0	0	Springing	Hard	Retail
46		DB11	Sunset Grove Apartments	$0.00	$0.00	$0.00		0	0	In Place	Hard	Multifamily
48		DB12	North Pointe	$0.00	$0.00	$0.00		0	0	Springing	Springing	Retail
49	14	DB13	1016 Carroll Street	$0.00	$0.00	$0.00		0	0	Springing	Springing	Multifamily
52	15	DB14	Cambria Beach Lodge	$0.00	$0.00	$0.00		0	0	Springing	Springing	Hospitality

GSMS 2020-GC45
Exhibit B - Mortgage Loan Schedule - GACC

Control Number	Footnotes	Loan Number	Property Name	Prepayment Provision (2)	Units, Rooms, Sq Ft	Unit Description
2	3, 4, 5, 6	DB3	560 Mission Street	Lockout/25_Defeasance or >YM or 1%/88_0%/7	668,149	sf
3	3, 4, 7, 8	DB2	Starwood Industrial Portfolio	Lockout/25_Defeasance/91_0%/4	4,070,396	sf
3.01		DB2.14	101 45th Street		349,988	sf
3.02		DB2.26	4820-4850 Indianapolis Road		323,000	sf
3.03		DB2.22	8401 Bearing Drive		266,400	sf
3.04		DB2.30	5900 North Meadows Drive		269,831	sf
3.05		DB2.29	5701 North Meadows Drive		268,905	sf
3.06		DB2.23	8421 Bearing Drive		124,200	sf
3.07		DB2.13	6451-6471 Northwind Parkway		159,813	sf
3.08		DB2.27	4910-4938 Indianapolis Road		156,000	sf
3.09		DB2.12	6221-6241 Northwind Parkway		150,000	sf
3.10		DB2.20	775 Commerce Parkway West Drive		155,000	sf
3.11		DB2.11	1901 Northwind Parkway		101,437	sf
3.12		DB2.18	333 45th Street		140,000	sf
3.13		DB2.05	221 South Swift Road		110,000	sf
3.14		DB2.32	W234N2091 Ridgeview Parkway Court		105,444	sf
3.15		DB2.28	2240 Creekside Parkway		125,000	sf
3.16		DB2.06	201 South Swift Road		85,000	sf
3.17		DB2.24	8441 Bearing Drive		124,200	sf
3.18		DB2.33	4700 Ironwood Drive		123,200	sf
3.19		DB2.31	4410 North 132nd Street		100,000	sf
3.20		DB2.21	999 Gerdt Court		132,315	sf
3.21		DB2.19	480 45th Street		107,095	sf
3.22		DB2.02	12857 South Hamlin Court		45,000	sf
3.23		DB2.03	1695 Glen Ellyn Road		40,080	sf
3.24		DB2.09	1701-1721 Northwind Parkway		94,786	sf
3.25		DB2.01	1245 Lakeside Drive		59,976	sf
3.26		DB2.25	3890 Perry Boulevard		70,000	sf
3.27		DB2.15	215 45th Street		65,000	sf
3.28		DB2.04	845 Telser Road		20,000	sf
3.29		DB2.10	1851 Northwind Parkway		18,120	sf
3.30		DB2.08	1650 Northwind Parkway		50,400	sf
3.31		DB2.16	225 45th Street		45,000	sf
3.32		DB2.07	1600-1640 Northwind Parkway		50,206	sf
3.33		DB2.17	235 45th Street		35,000	sf
5	3, 9, 10	DB1	Southcenter Mall	Lockout/24_Defeasance or >YM or 1%/92_0%/4	783,068	sf
11	11, 12, 13	DB4	Crystal Springs Resort	Lockout/24_Defeasance/32_0%/4	419	Rooms
12		DB5	Calspan Building	Lockout/25_Defeasance/91_0%/4	478,407	sf
15		DB6	Charleston On 66th	>YM or 0.5%/26_Defeasance or >YM or 0.5%/87_0%/7	258	Units
35		DB7	Calyxt Headquarters	Lockout/25_Defeasance/91_0%/4	44,454	sf
37		DB8	Cambridge Gardens	Lockout/25_Defeasance/90_0%/5	128	Units
43		DB9	Archer Village	Lockout/24_Defeasance/92_0%/4	205	Units
45		DB10	Lukas Wine and Spirits	Lockout/25_Defeasance/90_0%/5	46,500	sf
46		DB11	Sunset Grove Apartments	Lockout/25_Defeasance/91_0%/4	149	Units
48		DB12	North Pointe	Lockout/24_Defeasance/91_0%/5	66,775	sf
49	14	DB13	1016 Carroll Street	Lockout/24_Defeasance/92_0%/4	10	Units
52	15	DB14	Cambria Beach Lodge	Lockout/36_>YM or 1%/79_0%/5	27	Rooms

(1)	The monthly debt service shown for Mortgage Loans with a partial interest-only period reflects the amount payable after the expiration of the interest-only period.
(2)	The open period is inclusive of the Maturity Date / ARD.
(3)	The Mortgage Loan is part of a whole loan structure. Cut-off Date LTV Ratio, LTV Ratio at Maturity / ARD, Underwritten NCF DSCR, Debt Yield on Underwritten Net Operating Income, Debt Yield on Underwritten Net Cash Flow and Loan Per Unit calculations are based on the Mortgage Loan and any related Pari Passu Companion Loans, but exclude any related Subordinate Companion Loans.
(4)	The lockout period will be at least 25 payment dates beginning with and including the First Due Date in January 2020. For the purpose of this prospectus, the assumed lockout period of 25 payment dates is based on the expected GSMS 2020-GC45 securitization closing date in January 2020. The actual lockout period may be longer.
(5)	The 560 Mission Street Whole Loan was co-originated by DBR Investments Co. Limited and Bank of America, N.A.
(6)	The 560 Mission Street whole loan, the “servicing shift whole loan”, will initially be serviced by the master servicer and the special servicer pursuant to the pooling and servicing agreement for this transaction. From and after the date on which the related controlling companion loan is securitized (the “servicing shift securitization date”), it is anticipated that the servicing shift whole loan will be serviced under, and by the master servicer designated in, the related pooling and servicing agreement entered into in connection with such securitization (the “servicing shift pooling and servicing agreement”). Prior to the servicing shift securitization date, the servicing shift whole loan will be a “serviced whole loan”. On and after the servicing shift securitization date, the servicing shift whole loan will be a “non-serviced whole loan”.
(7)	The Ongoing Replacement Reserve is calculated as the product of (x) $0.15 and (y) rentable square feet, divided by 12 and is capped at the product of rentable square feet and $0.30. The Ongoing Rollover Reserve is calculated as the product of (x) $0.35 and (y) rentable square feet, divided by 12 and is capped at the product of rentable square feet and $0.70.
(8)	The Whole Loan is structured with a B Note with an original principal balance equal to $65,527,072. The B Note is full term interest only with a 3.23100% interest rate and co-terminous with the senior mortgage loan.
(9)	The lockout period will be at least 24 payment dates beginning with and including the First Due Date in February 2020. For the purpose of this prospectus, the assumed lockout period of 24 payment dates is based on the expected GSMS 2020-GC45 securitization closing date in January 2020. The actual lockout period may be longer.
(10)	The Southcenter Mall Mortgaged Property is owned in fee by the borrower, except for a parking parcel containing approximately 1,350 parking spaces, in which the borrower has a sub-ground leasehold interest through June 2045. The ground rent under the lease is currently approximately $8,175 per month and resets every 10-year period subject to the methodology in the ground lease documents.
(11)	For the Ongoing Replacement Reserves, on each monthly payment date up to and including the January 2021 payment date an amount equal to 2.0% and thereafter 4.0%, in each case, of the rents for the second proceeding month is required to be deposited. The borrowers have informed the related lender that they intend to complete approximately $14.3 million of renovations to the Mortgaged Property during the five years of the loan term. At origination, the borrower deposited $5,074,000 into a capital expenditure account for such renovations. The remaining estimated cost of such renovations has not been reserved for. It is anticipated that such renovations, if effected, will be made from Ongoing Replacement Reserves deposits, or from excess cash flow. We cannot assure you that such sources of funding will be sufficient to pay for the remaining costs of such renovations. Furthermore, the Mortgage Loan documents do not require that such renovations be completed.
(12)	The borrower is required to fund $520,000 into the Other Reserve in the months of June, July, August, September and October each year to be used during the shortfall months. The ongoing seasonal working capital reserve is capped at $3,000,000.
(13)	The Crystal Springs Resort Mortgaged Property is operated as a hotel and resort complex that includes two condominium hotels, known as Grand Cascades Lodge and Minerals Hotel. However, the borrowers do not own any of the hotel rooms at the Crystal Springs Resort. Instead, the hotel rooms are comprised of residential condominium units owned by third-party condominium unit owners within the Grand Cascades Lodge condominium and Minerals Hotel condominium. The borrowers have entered into rental management agreements with the residential condominium unit owners, pursuant to which the residential condominium units are rented out as guestrooms (other than for 15 days a year, during which the condominium owners have the right to use the units) and the related borrowers receive fees, as well as the right to retain 50% of the rental revenues after payment of fees, commissions and any applicable taxes.
(14)	The borrower has applied for a J-51 tax exemption and tax abatement which have not been approved. The Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD are calculated on the basis of the “as-is” appraised value of $8,000,000, based on the extraordinary assumption that the J-51 tax exemption and abatement are approved. The appraised value of $8,000,000 is based on the appraisers’ net present value of the tax savings of $360,000 with the J-51 in place. The Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD on the basis of the “as-is” appraised value of $7,600,000 are both 67.8%.
(15)	The Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD are calculated on the basis of the hypothetical “as-is” appraised value of $8,400,000. There is approximately 2,000 SF of surplus land that could be developed with additional guestrooms and a future enhancement to the Mortgaged Property. The appraiser’s “as-is” value of $9,200,000 assumes a new owner would elect to expand the guestroom count by two keys. The Cut-off Date LTV Ratio and LTV Ratio at Maturity / ARD on the basis of the “as-is” appraised value are both 40.8%.

EXHIBIT B

MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

(1)	Whole Loan; Ownership of Mortgage Loans. Except with respect to a Mortgage Loan that is part of a Whole Loan, each Mortgage Loan is a whole loan and not a participation interest in a Mortgage Loan. Each Mortgage Loan that is part of a Whole Loan is a portion of a whole loan evidenced by a Mortgage Note. At the time of the sale, transfer and assignment to the Purchaser, no Mortgage Note or Mortgage was subject to any assignment (other than assignments to the Seller or, with respect to any Non-Serviced Mortgage Loan, to the related Non-Serviced Trustee), participation or pledge, and the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any and all liens, charges, pledges, encumbrances, participations, any other ownership interests on, in or to such Mortgage Loan other than any servicing rights appointment or similar agreement. The Seller has full right and authority to sell, assign and transfer each Mortgage Loan, and the assignment to the Purchaser constitutes a legal, valid and binding assignment of such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan.
(2)	Loan Document Status. Each related Mortgage Note, Mortgage, Assignment of Leases, Rents and Profits (if a separate instrument), guaranty and other agreement executed by or on behalf of the related Mortgagor, guarantor or other obligor in connection with such Mortgage Loan is the legal, valid and binding obligation of the related Mortgagor, guarantor or other obligor (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), as applicable, and is enforceable in accordance with its terms, except (i) as such enforcement may be limited by (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (ii) that certain provisions in such Mortgage Loan documents (including, without limitation, provisions requiring the payment of default interest, late fees or prepayment/yield maintenance fees, charges and/or premiums) are, or may be, further limited or rendered unenforceable by or under applicable law, but (subject to the limitations set forth in clause (i) above) such limitations or unenforceability will not render such Mortgage Loan documents invalid as a whole or materially interfere with the mortgagee’s realization of the principal benefits and/or security provided thereby (clauses (i) and (ii) collectively, the “Standard Qualifications”).

Except as set forth in the immediately preceding sentences, there is no valid offset, defense, counterclaim or right of rescission available to the related Mortgagor with respect to any of the related Mortgage Notes, Mortgages or other Mortgage Loan documents, including, without limitation, any such valid offset, defense, counterclaim or right based on intentional fraud by the Seller in connection with the origination of the

Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other Mortgage Loan documents.

(3)	Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan contain provisions that render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure subject to the limitations set forth in the Standard Qualifications.
(4)	Mortgage Status; Waivers and Modifications. Since origination and except by written instruments set forth in the related Mortgage File or as otherwise provided in the related Mortgage Loan documents (a) the material terms of such Mortgage, Mortgage Note, Mortgage Loan guaranty, and related Mortgage Loan documents have not been waived, impaired, modified, altered, satisfied, canceled, subordinated or rescinded in any respect; (b) no related Mortgaged Property or any portion thereof has been released from the lien of the related Mortgage in any manner which materially interferes with the security intended to be provided by such Mortgage or the use or operation of the remaining portion of such Mortgaged Property; and (c) neither the related Mortgagor nor the related guarantor has been released from its material obligations under the Mortgage Loan. With respect to each Mortgage Loan, except as contained in a written document included in the Mortgage File, there have been no modifications, amendments or waivers, that could be reasonably expected to have a material adverse effect on such Mortgage Loan consented to by the Seller on or after December 23, 2019.
(5)	Hospitality Provisions. The Mortgage Loan documents for each Mortgage Loan that is secured by a hospitality property operated pursuant to a franchise or license agreement includes an executed comfort letter or similar agreement signed by the related Mortgagor and franchisor or licensor of such property that, subject to the applicable terms of such franchise or license agreement and comfort letter or similar agreement, is enforceable by the Trust (or, in the case of a Non-Serviced Mortgage Loan, by the related Non-Serviced Trust) against such franchisor or licensor either (A) directly or as an assignee of the originator, or (B) upon the Seller’s or its designee’s providing notice of the transfer of the Mortgage Loan to the Trust (or, in the case of a Non-Serviced Mortgage Loan, by the seller of the note which is contributed to the related Non-Serviced Trust or its designee providing notice of the transfer of such note to the related Non-Serviced Trust) in accordance with the terms of such executed comfort letter or similar agreement, which the Seller or its designee (except in the case of a Non-Serviced Mortgage Loan) shall provide, or if neither (A) nor (B) is applicable, except in the case of a Non-Serviced Mortgage Loan, the Seller or its designee shall apply for, on the Trust’s behalf, a new comfort letter or similar agreement as of the Closing Date. The Mortgage or related security agreement for each Mortgage Loan secured by a hospitality property creates a security interest in the revenues of such property for which a UCC financing statement has been filed in the appropriate filing office. For the avoidance of doubt, no representation is made as to the perfection of any security interest in revenues to the extent that possession or control of such items or actions other than the filing of UCC financing statements is required to effect such perfection.

(6)	Lien; Valid Assignment. Subject to the Standard Qualifications, each assignment of Mortgage and assignment of Assignment of Leases, Rents and Profits to the Trust (or, with respect to a Non-Serviced Mortgage Loan, to the related Non-Serviced Trustee) constitutes a legal, valid and binding assignment to the Trust (or, with respect to a Non-Serviced Mortgage Loan, to the related Non-Serviced Trustee). Each related Mortgage and Assignment of Leases, Rents and Profits is freely assignable without the consent of the related Mortgagor. Each related Mortgage is a legal, valid and enforceable first lien on the related Mortgagor’s fee or leasehold interest in the Mortgaged Property in the principal amount of such Mortgage Loan or allocated loan amount (subject only to Permitted Encumbrances (as defined below) and the exceptions to paragraph (7) set forth in Exhibit C (each such exception, a “Title Exception”)), except as the enforcement thereof may be limited by the Standard Qualifications. Such Mortgaged Property (subject to and excepting Permitted Encumbrances and the Title Exceptions) as of origination was, and as of the Cut-off Date, to the Seller’s knowledge, is free and clear of any recorded mechanics’ liens, recorded materialmen’s liens and other recorded encumbrances which are prior to or equal with the lien of the related Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below), and, to the Seller’s knowledge and subject to the rights of tenants (as tenants only) (subject to and excepting Permitted Encumbrances and the Title Exceptions), no rights exist which under law could give rise to any such lien or encumbrance that would be prior to or equal with the lien of the related Mortgage, except those which are bonded over, escrowed for or insured against by a lender’s title insurance policy (as described below). Notwithstanding anything herein to the contrary, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code (“UCC”) financing statements is required in order to effect such perfection.
(7)	Permitted Liens; Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association loan title insurance policy or a comparable form of loan title insurance policy approved for use in the applicable jurisdiction (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a “marked up” commitment, in each case binding on the title insurer) (the “Title Policy”) in the original principal amount of such Mortgage Loan (or with respect to a Mortgage Loan secured by multiple properties, an amount equal to at least the allocated loan amount with respect to the Title Policy for each such property) after all advances of principal (including any advances held in escrow or reserves), that insures for the benefit of the owner of the indebtedness secured by the Mortgage, the first priority lien of the Mortgage (which lien secures the related Whole Loan, in the case of a Mortgage Loan that is part of a Whole Loan), which lien is subject only to (a) the lien of current real property taxes, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record; (c) the exceptions (general and specific) and exclusions set forth in such Title Policy; (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property and condominium declarations; and (f) if the related Mortgage Loan is cross-collateralized and cross-defaulted with another Mortgage Loan or a Whole Loan or is part of a Whole Loan that is cross-collateralized and cross-defaulted with another Whole Loan (each a “Crossed Mortgage Loan”), the lien of the Mortgage for such other Mortgage Loan that is cross-collateralized and cross-defaulted with such Crossed Mortgage Loan or with the Whole Loan of which such Crossed Mortgage Loan is a part, provided that none of which items (a) through (f), individually or in the aggregate, materially and adversely interferes with the value or current use of the Mortgaged Property or the security intended to be provided by such Mortgage or the Mortgagor’s ability to pay its obligations when they become due (collectively, the “Permitted Encumbrances”). Except as contemplated by clause (f) of the preceding sentence, none of the Permitted Encumbrances are mortgage liens that are senior to or coordinate and co-equal with the lien of the related Mortgage. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made by the Seller thereunder and no claims have been paid thereunder. Neither the Seller, nor to the Seller’s knowledge, any other holder of the Mortgage Loan, has done, by act or omission, anything that would materially impair the coverage under such Title Policy.

(8)	Junior Liens. It being understood that B notes secured by the same Mortgage as a Mortgage Loan are not subordinate mortgages or junior liens, except for any Crossed Mortgage Loan, there are, as of origination, and to the Seller’s knowledge, as of the Cut-off Date, no subordinate mortgages or junior liens securing the payment of money encumbering the related Mortgaged Property (other than Permitted Encumbrances and the Title Exceptions, taxes and assessments, mechanics and materialmen’s liens (which are the subject of the representation in paragraph (6) above), and equipment and other personal property financing). Except as set forth in Exhibit B-30-1, the Seller has no knowledge of any mezzanine debt secured directly by interests in the related Mortgagor.
(9)	Assignment of Leases, Rents and Profits. There exists as part of the related Mortgage File an Assignment of Leases, Rents and Profits (either as a separate instrument or incorporated into the related Mortgage). Subject to the Permitted Encumbrances and the Title Exceptions (and, in the case of a Mortgage Loan that is part of a Whole Loan, subject to the related Assignment of Leases, Rents and Profits constituting security for the entire Whole Loan), each related Assignment of Leases, Rents and Profits creates a valid first-priority collateral assignment of, or a valid first-priority lien or security interest in, rents and certain rights under the related lease or leases, subject only to a license granted to the related Mortgagor to exercise certain rights and to perform certain obligations of the lessor under such lease or leases, including the right to operate the related leased property, except as the enforcement thereof may be limited by the Standard Qualifications. The related Mortgage or related Assignment of Leases, Rents and Profits, subject to applicable law, provides that, upon an event of default under the related Mortgage Loan, a receiver is permitted to be appointed for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.
(10)	UCC Filings. If the related Mortgaged Property is operated as a hospitality property, the Seller has filed and/or recorded or caused to be filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and/or recording), UCC financing statements in the appropriate public filing and/or recording offices necessary at the time of the origination of the related Mortgage Loan to perfect a valid security interest in all items of physical personal property reasonably necessary to operate such Mortgaged Property owned by such Mortgagor and located on the related Mortgaged Property (other than any non-material personal property, any personal property subject to a purchase money security interest, a sale and leaseback financing arrangement as permitted under the terms of the related Mortgage Loan documents or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, as the case may be. Subject to the Standard Qualifications, each related Mortgage (or equivalent document) creates a valid and enforceable lien and security interest on the items of personalty described above. No representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC financing statements are required in order to effect such perfection.

(11)	Condition of Property. The Seller or the originator of the Mortgage Loan inspected or caused to be inspected each related Mortgaged Property within six months of origination of the Mortgage Loan and within twelve months of the Cut-off Date.

An engineering report or property condition assessment was prepared in connection with the origination of each Mortgage Loan no more than twelve months prior to the Cut-off Date. To the Seller’s knowledge, based solely upon due diligence customarily performed in connection with the origination of comparable mortgage loans, as of the Closing Date, each related Mortgaged Property was free and clear of any material damage (other than (i) any damage or deficiency that is estimated to cost less than $50,000 to repair, (ii) any deferred maintenance for which escrows were established at origination and (iii) any damage fully covered by insurance) that would affect materially and adversely the use or value of such Mortgaged Property as security for the Mortgage Loan.

(12)	Taxes and Assessments. All taxes, governmental assessments and other outstanding governmental charges (including, without limitation, water and sewage charges), or installments thereof, that could be a lien on the related Mortgaged Property that would be of equal or superior priority to the lien of the Mortgage and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds has been established in an amount sufficient to cover such payments and reasonably estimated interest and penalties, if any, thereon. For purposes of this representation and warranty, real estate taxes and governmental assessments and other outstanding governmental charges and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.
(13)	Condemnation. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there is no proceeding pending, and, to the Seller’s knowledge as of the date of origination and as of the Cut-off Date, there is no proceeding threatened, for the total or partial condemnation of such Mortgaged Property that would have a material adverse effect on the value, use or operation of the Mortgaged Property.

(14)	Actions Concerning Mortgage Loan. As of the date of origination and to the Seller’s knowledge as of the Cut-off Date, there was no pending or filed action, suit or proceeding, arbitration or governmental investigation involving any Mortgagor, guarantor, or Mortgagor’s interest in the Mortgaged Property, an adverse outcome of which would reasonably be expected to materially and adversely affect (a) such Mortgagor’s title to the Mortgaged Property, (b) the validity or enforceability of the Mortgage, (c) such Mortgagor’s ability to perform under the related Mortgage Loan, (d) such guarantor’s ability to perform under the related guaranty, (e) the principal benefit of the security intended to be provided by the Mortgage Loan documents or (f) the current principal use of the Mortgaged Property.
(15)	Escrow Deposits. All escrow deposits and payments required to be escrowed with the lender pursuant to each Mortgage Loan are in the possession, or under the control, of the Seller or its servicer, and there are no deficiencies (subject to any applicable grace or cure periods) in connection therewith, and all such escrows and deposits (or the right thereto) that are required to be escrowed with lender under the related Mortgage Loan documents are being conveyed by the Seller to the Purchaser or its servicer (or, with respect to any Non-Serviced Mortgage Loan, to the related Non-Serviced Depositor or Non-Serviced Master Servicer).
(16)	No Holdbacks. The Stated Principal Balance as of the Cut-off Date of the Mortgage Loan set forth on the mortgage loan schedule attached as Exhibit A to this Agreement has been fully disbursed as of the Closing Date and there is no requirement for future advances thereunder (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property, the Mortgagor or other considerations determined by the Seller to merit such holdback).
(17)	Insurance. Each related Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by a property insurance policy providing coverage for loss in accordance with coverage found under a “special cause of loss form” or “all risk form” that includes replacement cost valuation issued by an insurer meeting the requirements of the related Mortgage Loan documents and having a claims-paying or financial strength rating meeting the Insurance Ratings Requirements (as defined below), in an amount (subject to a customary deductible) not less than the lesser of (1) the original principal balance of the related Mortgage Loan and (2) the full insurable value on a replacement cost basis of the improvements, furniture, furnishings, fixtures and equipment owned by the Mortgagor and included in the related Mortgaged Property (with no deduction for physical depreciation), but, in any event, not less than the amount necessary or containing such endorsements as are necessary to avoid the operation of any coinsurance provisions with respect to the related Mortgaged Property.

“Insurance Ratings Requirements” shall mean either (i) a claims paying or financial strength rating of any of the following; (a) at least “A-:VIII” from A.M. Best Company, (b) at least “A3” (or the equivalent) from Moody’s Investors Service, Inc. or (c) at least “A-” from S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC or (ii) the Syndicate Insurance Ratings Requirements. “Syndicate Insurance Ratings Requirements” shall mean insurance provided by a syndicate of insurers, as to which (i) if such syndicate consists of 5 or more members, at least 60% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 40% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC or at least “Baa3” by Moody’s Investors Service, Inc., and (ii) if such syndicate consists of 4 or fewer members, at least 75% of the coverage is provided by insurers that meet the Insurance Ratings Requirements (under clause (1) of the definition of such term) and up to 25% of the coverage is provided by insurers that have a claims paying or financial strength rating of at least “BBB-” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC or at least “Baa3” by Moody’s Investors Service, Inc.

Each related Mortgaged Property is also covered, and required to be covered pursuant to the related Mortgage Loan documents, by business interruption or rental loss insurance which (subject to a customary deductible) covers a period of not less than 12 months (or with respect to each Mortgage Loan on a single asset with a principal balance of $50 million or more, 18 months).

If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, the related Mortgagor is required to maintain insurance in the maximum amount available under the National Flood Insurance Program, plus such additional excess flood coverage in an amount as is generally required by the Seller originating mortgage loans for securitization.

If a Mortgaged Property is located within 25 miles of the coast of the Gulf of Mexico or the Atlantic coast of Florida, Georgia, South Carolina or North Carolina, the related Mortgagor is required to maintain coverage for windstorm and/or windstorm related perils and/or “named storms” issued by an insurer meeting the Insurance Rating Requirements or endorsement covering damage from windstorm and/or windstorm related perils and/or named storms, in an amount not less than the lesser of (1) the original principal balance of the related Mortgage Loan and (2) 100% of the full insurable value on a replacement cost basis of the improvements and personalty and fixtures owned by the Mortgagor and included in the related Mortgaged Property by an insurer meeting the Insurance Rating Requirements.

Each Mortgaged Property is covered, and required to be covered pursuant to the related Mortgage Loan documents, by a commercial general liability insurance policy issued by an insurer meeting the Insurance Rating Requirements including coverage for property damage, contractual damage and personal injury (including bodily injury and death) in amounts as are generally required by the Seller for loans originated for securitization, and in any event not less than $1 million per occurrence and $2 million in the aggregate.

An architectural or engineering consultant has performed an analysis of each of the Mortgaged Properties located in seismic zones 3 or 4 in order to evaluate the structural and seismic condition of such property, for the sole purpose of assessing either the scenario expected limit (“SEL”) or the probable maximum loss (“PML”) for the Mortgaged Property in the event of an earthquake. In such instance, the SEL or PML, as applicable, was based on a 475-year return period, an exposure period of 50 years and a 10% probability of exceedance. If the resulting report concluded that the SEL or PML, as applicable, would exceed 20% of the amount of the replacement costs of the improvements, earthquake insurance on such Mortgaged Property was obtained by an insurer rated at least “A:VIII” by A.M. Best Company or “A3” (or the equivalent) from Moody’s Investors Service, Inc. or “A-” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC in an amount not less than 100% of the SEL or PML, as applicable.

The Mortgage Loan documents require insurance proceeds in respect of a property loss to be applied either (a) to the repair or restoration of all or part of the related Mortgaged Property, with respect to all property losses in excess of 5% of the then outstanding principal amount of the related Mortgage Loan (or Whole Loan, if applicable), the lender (or a trustee appointed by it) having the right to hold and disburse such proceeds as the repair or restoration progresses, or (b) to the payment of the outstanding principal balance of such Mortgage Loan (or Whole Loan, if applicable) together with any accrued interest thereon.

All premiums on all insurance policies referred to in this section required to be paid as of the Cut-off Date have been paid, and such insurance policies name the lender under each Mortgage Loan and its successors and assigns as a loss payee under a mortgagee endorsement clause or, in the case of the related general liability insurance policy, as named or additional insured. Such insurance policies will inure to the benefit of the Trustee (or, in the case of a Mortgage Loan that is a Non-Serviced Mortgage Loan, the applicable Other Trustee). Each related Mortgage Loan obligates the related Mortgagor to maintain, or cause to be maintained, all such insurance and, at such Mortgagor’s failure to do so, authorizes the lender to maintain such insurance at the Mortgagor’s cost and expense and to charge such Mortgagor for related premiums. All such insurance policies (other than commercial liability policies) require at least 10 days’ prior notice to the lender of termination or cancellation arising because of nonpayment of a premium and at least 30 days prior notice to the lender of termination or cancellation (or such lesser period, not less than 10 days, as may be required by applicable law) arising for any reason other than non-payment of a premium and no such notice has been received by the Seller.

(18)	Access; Utilities; Separate Tax Lots. Each Mortgaged Property (a) is located on or adjacent to a public road and has direct legal access to such road, or has access via an irrevocable easement or irrevocable right of way permitting ingress and egress to/from a public road, (b) is served by or has uninhibited access rights to public or private water and sewer (or well and septic) and all required utilities, all of which are appropriate for the current use of the related Mortgaged Property, and (c) constitutes one or more separate tax parcels which do not include any property which is not part of such Mortgaged Property or is subject to an endorsement under the related Title Policy insuring the Mortgaged Property, or in certain cases, an application has been, or will be, made to the applicable governing authority for creation of separate tax lots, in which case the related Mortgage Loan requires the related Mortgagor to escrow an amount sufficient to pay taxes for the existing tax parcel of which such Mortgaged Property is a part until the separate tax lots are created.

(19)	No Encroachments. To the Seller’s knowledge based solely on surveys obtained in connection with origination and the lender’s Title Policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a “marked up” commitment) obtained in connection with the origination of each Mortgage Loan, all material improvements that were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of such Mortgage Loan are within the boundaries of the related Mortgaged Property, except encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements on adjoining parcels encroach onto the related Mortgaged Property except for encroachments that do not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements were obtained under the Title Policy. No improvements encroach upon any easements except for encroachments the removal of which would not materially and adversely affect the value or current use of such Mortgaged Property or for which insurance or endorsements obtained with respect to the Title Policy.
(20)	No Contingent Interest or Equity Participation. No Mortgage Loan has a shared appreciation feature, any other contingent interest feature or a negative amortization feature (except that an ARD Loan may provide for the accrual of the portion of interest in excess of the rate in effect prior to the Anticipated Repayment Date) or an equity participation by the Seller.
(21)	REMIC. Each Mortgage Loan is a “qualified mortgage” within the meaning of Code Section 860G(a)(3) (but determined without regard to the rule in the U.S. Department of Treasury Regulations (the “Treasury Regulations”) Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), and, accordingly, (A) the issue price of the Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and (B) either: (a) such Mortgage Loan is secured by an interest in real property (including buildings and structural components thereof, but excluding personal property) having a fair market value (i) at the date the Mortgage Loan (or related Whole Loan) was originated at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date or (ii) at the Closing Date at least equal to 80% of the adjusted issue price of the Mortgage Loan (or related Whole Loan) on such date, provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (A) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (B) a proportionate amount of any lien that is in parity with the Mortgage Loan; or (b) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third-party credit enhancement within the meaning of Section 1.860G-2(a)(1)(ii) of the Treasury Regulations). If the Mortgage Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (y) satisfies the provisions of either sub-clause (B)(a)(i) above (substituting the date of the last such modification for the date the Mortgage Loan was originated) or sub-clause (B)(a)(ii), including the proviso thereto. Any prepayment premium and yield maintenance charges applicable to the Mortgage Loan constitute “customary prepayment penalties” within the meaning of Section 1.860G-1(b)(2) of the Treasury Regulations. All terms used in this paragraph shall have the same meanings as set forth in the related Treasury Regulations.

(22)	Compliance with Usury Laws. The Mortgage Rate (exclusive of any default interest, late charges, yield maintenance charge, or prepayment premiums) of such Mortgage Loan complied as of the date of origination with, or was exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury.
(23)	Authorized to do Business. To the extent required under applicable law, as of the Cut-off Date or as of the date that such entity held the Mortgage Note, each holder of the Mortgage Note was authorized to transact and do business in the jurisdiction in which each related Mortgaged Property is located, or the failure to be so authorized does not materially and adversely affect the enforceability of such Mortgage Loan by the Trust.
(24)	Trustee under Deed of Trust. With respect to each Mortgage which is a deed of trust, as of the date of origination and, to the Seller’s knowledge, as of the Closing Date, a trustee, duly qualified under applicable law to serve as such, currently so serves and is named in the deed of trust or has been substituted in accordance with the Mortgage and applicable law or may be substituted in accordance with the Mortgage and applicable law by the related mortgagee.
(25)	Local Law Compliance. To the Seller’s knowledge, based upon any of a letter from any governmental authorities, a legal opinion, an architect’s letter, a zoning consultant’s report, an endorsement to the related Title Policy, or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multifamily or, if applicable, manufactured housing community mortgage loans intended for securitization, with respect to the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of applicable zoning ordinances, building codes and land laws (collectively “Zoning Regulations”) other than those which (i) constitute a legal non-conforming use or structure, as to which as the Mortgaged Property may be restored or repaired to the full extent necessary to maintain the use of the structure immediately prior to a casualty or the inability to restore or repair to the full extent necessary to maintain the use or structure immediately prior to the casualty would not materially and adversely affect the use or operation of the Mortgaged Property, (ii) are insured by the Title Policy or other insurance policy, (iii) are insured by law and ordinance insurance coverage in amounts customarily required by the Seller for loans originated for securitization that provides coverage for additional costs to rebuild and/or repair the property to current Zoning Regulations or (iv) would not have a material adverse effect on the related Mortgage Loan. The terms of the Mortgage Loan documents require the Mortgagor to comply in all material respects with all applicable governmental regulations, zoning and building laws.

(26)	Licenses and Permits. Each Mortgagor covenants in the related Mortgage Loan documents that it shall keep all material licenses, permits and applicable governmental authorizations necessary for its operation of the related Mortgaged Property in full force and effect, and to the Seller’s knowledge based upon a letter from any government authorities, zoning consultant’s report or other affirmative investigation of local law compliance consistent with the investigation conducted by the Seller for similar commercial, multifamily or, if applicable, manufactured housing community mortgage loans intended for securitization, all such material licenses, permits and applicable governmental authorizations are in effect. Each Mortgage Loan requires the related Mortgagor to be qualified to do business in the jurisdiction in which the related Mortgaged Property is located.
(27)	Recourse Obligations. The Mortgage Loan documents for each Mortgage Loan provide that (a) the related Mortgagor and at least one individual or entity shall be fully liable for actual losses, liabilities, costs and damages arising from certain acts of the related Mortgagor and/or its principals specified in the related Mortgage Loan documents, which acts generally include the following: (i) acts of fraud or intentional material misrepresentation, (ii) misapplication or misappropriation of rents (if after an event of default under the related Mortgage Loan), insurance proceeds or condemnation awards, (iii) intentional material physical waste of the Mortgaged Property (but, in some cases, only to the extent there is sufficient cash flow generated by the related Mortgaged Property to prevent such waste), and (iv) any breach of the environmental covenants contained in the related Mortgage Loan documents, and (b) the related Mortgage Loan shall become full recourse to the related Mortgagor and at least one individual or entity, if the related Mortgagor files a voluntary petition under federal or state bankruptcy or insolvency law.
(28)	Mortgage Releases. The terms of the related Mortgage or related Mortgage Loan documents do not provide for release of any material portion of the Mortgaged Property from the lien of the Mortgage except (a) a partial release, accompanied by principal repayment, or partial Defeasance (as defined in paragraph (33)), of not less than a specified percentage at least equal to the lesser of (i) 110% of the related allocated loan amount of such portion of the Mortgaged Property and (ii) the outstanding principal balance of the Mortgage Loan, (b) upon payment in full of such Mortgage Loan, (c) upon a Defeasance (as defined in paragraph (33)), (d) releases of out-parcels that are unimproved or other portions of the Mortgaged Property which will not have a material adverse effect on the underwritten value of the Mortgaged Property and which were not afforded any material value in the appraisal obtained at the origination of the Mortgage

Loan and are not necessary for physical access to the Mortgaged Property or compliance with zoning requirements, or (e) as required pursuant to an order of condemnation or taking by a State or any political subdivision or authority thereof. With respect to any partial release under the preceding clauses (a) or (d), either: (x) such release of collateral (i) would not constitute a “significant modification” of the subject Mortgage Loan within the meaning of Section 1.860G-2(b)(2) of the Treasury Regulations and (ii) would not cause the subject Mortgage Loan to fail to be a “qualified mortgage” within the meaning of Code Section 860G(a)(3)(A); or (y) the mortgagee or servicer can, in accordance with the related Mortgage Loan documents, condition such release of collateral on the related Mortgagor’s delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (x). For purposes of the preceding clause (x), if the fair market value of the real property constituting such Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the related Mortgage Loan) after the release is not equal to at least 80% of the principal balance of the Mortgage Loan (or Whole Loan, as applicable) outstanding after the release, the Mortgagor is required to make a payment of principal in an amount not less than the amount required by the REMIC Provisions.

In the case of any Mortgage Loan, in the event of a condemnation or taking of any portion of a Mortgaged Property by a State or any political subdivision or authority thereof, whether by legal proceeding or by agreement, the related Mortgagor can be required to pay down the principal balance of the related Mortgage Loan in an amount not less than the amount required by the REMIC Provisions and, to such extent, condemnation proceeds may not be required to be applied to the restoration of the Mortgaged Property or released to the related Mortgagor, if, immediately after the release of such portion of the Mortgaged Property from the lien of the Mortgage (but taking into account the planned restoration) the fair market value of the real property constituting the remaining Mortgaged Property (reduced by (1) the amount of any lien on the real property that is senior to the related Mortgage Loan and (2) a proportionate amount of any lien on the real property that is in parity with the related Mortgage Loan) is not equal to at least 80% of the remaining principal balance of the Mortgage Loan (or Whole Loan, as applicable).

No Mortgage Loan that is secured by more than one Mortgaged Property or that is a Crossed Mortgage Loan permits the release of cross-collateralization of the related Mortgaged Properties or a portion thereof, including due to a partial condemnation, other than in compliance with the loan-to-value ratio and other requirements of the REMIC Provisions.

(29)	Financial Reporting and Rent Rolls. Each Mortgage Loan requires the related Mortgagor to provide the owner or holder of the Mortgage with quarterly (other than for single-tenant properties) and annual operating statements, and quarterly (other than for single-tenant properties) rent rolls for properties that have leases contributing more than 5% of the in-place base rent and annual financial statements.

(30)	Acts of Terrorism Exclusion. With respect to each Mortgage Loan over $20 million, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) do not specifically exclude Acts of Terrorism, as defined in the Terrorism Risk Insurance Act of 2002, as amended by the Terrorism Risk Insurance Program Reauthorization Act of 2007 and the Terrorism Risk Insurance Program Reauthorization Act of 2015 (collectively referred to as “TRIA”), from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each other Mortgage Loan, the related special-form all-risk insurance policy and business interruption policy (issued by an insurer meeting the Insurance Rating Requirements) did not, as of the date of origination of the related Mortgage Loan, and, to the Seller’s knowledge, do not, as of the Cut-off Date, specifically exclude Acts of Terrorism, as defined in TRIA, from coverage, or if such coverage is excluded, it is covered by a separate terrorism insurance policy. With respect to each Mortgage Loan, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for Acts of Terrorism, as defined in TRIA, or damages related thereto except to the extent that any right to require such coverage may be limited by commercial availability on commercially reasonable terms, or as otherwise indicated on Exhibit C; provided, however, that if TRIA or a similar or subsequent statute is not in effect, then, provided that terrorism insurance is commercially available, the Mortgagor under each Mortgage Loan is required to carry terrorism insurance, but in such event such Mortgagor shall not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium that is payable in respect of the property and business interruption/rental loss insurance required under the related Mortgage Loan documents (without giving effect to the cost of terrorism and earthquake components of such casualty and business interruption/rental loss insurance) at such time, and if the cost of terrorism insurance exceeds such amount, the related Mortgagor is required to purchase the maximum amount of terrorism insurance available with funds equal to such amount.
(31)	Due on Sale or Encumbrance. Subject to specific exceptions set forth below, each Mortgage Loan contains a “due on sale” or other such provision for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the consent of the holder of the Mortgage (which consent, in some cases, may not be unreasonably withheld) and/or complying with the requirements of the related Mortgage Loan documents (which provide for transfers without the consent of the lender which are customarily acceptable to the Seller lending on the security of property comparable to the related Mortgaged Property, including, without limitation, transfers of worn-out or obsolete furnishings, fixtures, or equipment promptly replaced with property of equivalent value and functionality and transfers by leases entered into in accordance with the related Mortgage Loan documents), (a) the related Mortgaged Property, or any equity interest of greater than 50% in the related Mortgagor, is directly or indirectly pledged, transferred or sold (in each case a “Transfer”), other than as related to (i) family and estate planning Transfers or Transfers upon death or legal incapacity, (ii) Transfers to certain affiliates as defined in the related Mortgage Loan documents, (iii) Transfers of less than, or other than, a controlling interest in the related Mortgagor, (iv) Transfers to another holder of direct or indirect equity in the Mortgagor, a specific Person designated in the related Mortgage Loan documents or a Person satisfying specific criteria identified in the related Mortgage Loan documents, such as a qualified equityholder, (v) Transfers of stock or similar equity units in publicly traded companies, (vi) a substitution or release of collateral within the parameters of paragraphs (28) and (33) herein or the exceptions thereto set forth in Exhibit C, or (vii) by reason of any mezzanine debt that existed at the origination of the related Mortgage Loan as set forth on Exhibit B-30-1, or future permitted mezzanine debt as set forth on Exhibit B-30-2 or (b) the related Mortgaged Property is encumbered with a subordinate lien or security interest against the related Mortgaged Property, other than (i) any Companion Loan or any subordinate debt that existed at origination and is permitted under the related Mortgage Loan documents, (ii) purchase money security interests, (iii) any Crossed Mortgage Loan as set forth on Exhibit B-30-3 or (iv) Permitted Encumbrances. The Mortgage or other Mortgage Loan documents provide that to the extent any Rating Agency fees are incurred in connection with the review of and consent to any transfer or encumbrance, the related Mortgagor is responsible for such payment along with all other reasonable fees and expenses incurred by the Mortgagee relative to such transfer or encumbrance.

(32)	Single-Purpose Entity. Each Mortgage Loan requires the related Mortgagor to be a Single-Purpose Entity for at least as long as the Mortgage Loan is outstanding. Both the Mortgage Loan documents and the organizational documents of the related Mortgagor with respect to each Mortgage Loan with a Cut-off Date Stated Principal Balance in excess of $5 million provide that the Mortgagor is a Single-Purpose Entity, and each Mortgage Loan with a Cut-off Date Stated Principal Balance of $20 million or more has a counsel’s opinion regarding non-consolidation of the Mortgagor. For this purpose, a “Single-Purpose Entity” shall mean an entity, other than an individual, whose organizational documents (or if the Mortgage Loan has a Cut-off Date Stated Principal Balance equal to $5 million or less, its organizational documents or the related Mortgage Loan documents) provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from those of any other person (other than a Mortgagor for a Crossed Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person or entity.
(33)	Defeasance. With respect to any Mortgage Loan that, pursuant to the related Mortgage Loan documents, can be defeased (a “Defeasance”), (i) such Mortgage Loan documents provide for Defeasance as a unilateral right of the related Mortgagor, subject to satisfaction of conditions specified in the related Mortgage Loan documents; (ii) the related Mortgage Loan cannot be defeased within two years after the Closing Date; (iii) the Mortgagor is permitted to pledge only United States “government securities” within the meaning of Section 1.860G-2(a)(8)(ii) of the Treasury Regulations, the revenues from which will, in the case of a full Defeasance, be sufficient to make all scheduled payments under the related Mortgage Loan when due, including the entire remaining principal balance on the maturity date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment premium) or, if the related Mortgage Loan is an ARD Loan, the entire principal balance outstanding on the Anticipated Repayment Date (or on or after the first date on which payment may be made without payment of a yield maintenance charge or prepayment premium), and if the related Mortgage Loan permits partial releases of real property in connection with partial Defeasance, the revenues from the collateral will be sufficient to pay all such scheduled payments calculated on a principal amount equal to a specified percentage at least equal to the lesser of (a) 110% of the allocated loan amount for the real property to be released and (b) the outstanding principal balance of such Mortgage Loan; (iv) the related Mortgagor is required to provide a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the Mortgage Note as set forth in clause (iii) above; (v) if the related Mortgagor would continue to own assets in addition to the Defeasance collateral, the portion of the Mortgage Loan secured by defeasance collateral is required to be assumed (or the mortgagee may require such assumption) by a Single-Purpose Entity; (vi) the related Mortgagor is required to provide an opinion of counsel that the mortgagee has a perfected security interest in such collateral prior to any other claim or interest; and (vii) the related Mortgagor is required to pay all rating agency fees associated with Defeasance (if rating confirmation is a specific condition precedent thereto) and all other reasonable expenses associated with Defeasance, including, but not limited to, accountant’s fees and opinions of counsel.

(34)	Fixed Interest Rates. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of any ARD Loan and situations where default interest is imposed.
(35)	Ground Leases. For purposes of this Agreement, a “Ground Lease” shall mean a lease creating a leasehold estate in real property where the fee owner as the ground lessor conveys for a term or terms of years its entire interest in the land, or with respect to air rights leases, the air, and buildings and other improvements, if any, comprising the premises demised under such lease to the ground lessee (who may, in certain circumstances, own the building and improvements on the land), subject to the reversionary interest of the ground lessor as fee owner and does not include industrial development agency (IDA) or similar leases for purposes of conferring a tax abatement or other benefit.

With respect to any Mortgage Loan where the Mortgage Loan is secured by a leasehold estate under a Ground Lease in whole or in part, and the related Mortgage does not also encumber the related lessor’s fee interest in such Mortgaged Property, based upon the terms of the Ground Lease and any estoppel or other agreement received from the ground lessor in favor of the Seller, its successors and assigns, the Seller represents and warrants that:

(a)	The Ground Lease or a memorandum regarding such Ground Lease has been duly recorded or submitted for recordation in a form that is acceptable for recording in the applicable jurisdiction. The Ground Lease or an estoppel or other agreement received from the ground lessor permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would materially adversely affect the security provided by the related Mortgage;

(b)	The lessor under such Ground Lease has agreed in a writing included in the related Mortgage File (or in such Ground Lease) that the Ground Lease may not be amended or modified, or canceled or terminated by agreement of lessor and lessee, without the prior written consent of the lender, and no such consent has been granted by the Seller since the origination of the Mortgage Loan except as reflected in any written instruments which are included in the related Mortgage File;
(c)	The Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by either the Mortgagor or the mortgagee) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years past the stated maturity if such Mortgage Loan fully amortizes by the stated maturity (or with respect to a Mortgage Loan that accrues on an actual 360 basis, substantially amortizes);
(d)	The Ground Lease either (i) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, except for the related fee interest of the ground lessor and the Permitted Encumbrances, or (ii) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor’s fee interest in the Mortgaged Property is subject;
(e)	The Ground Lease does not place commercially unreasonable restrictions on the identity of the Mortgagee and the Ground Lease is assignable to the holder of the related Mortgage Loan and its successors and assigns without the consent of the lessor thereunder, and in the event it is so assigned, it is further assignable by the holder of the related Mortgage Loan and its successors and assigns without the consent of the lessor;
(f)	The Seller has not received any written notice of material default under or notice of termination of such Ground Lease. To the Seller’s knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease and to the Seller’s knowledge, such Ground Lease is in full force and effect as of the Closing Date;
(g)	The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give to the lender written notice of any default,

and provides that no notice of default or termination is effective against the lender unless such notice is given to the lender;

(h)	A lender is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease through legal proceedings) to cure any default under the Ground Lease which is curable after the lender’s receipt of notice of any default before the lessor may terminate the Ground Lease;
(i)	The Ground Lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by the Seller in connection with loans originated for securitization;
(j)	Under the terms of the Ground Lease, an estoppel or other agreement received from the ground lessor and the related Mortgage (taken together), any related insurance proceeds or the portion of the condemnation award allocable to the ground lessee’s interest (other than (i) de minimis amounts for minor casualties or (ii) in respect of a total or substantially total loss or taking as addressed in clause (k) below) will be applied either to the repair or to restoration of all or part of the related Mortgaged Property with (so long as such proceeds are in excess of the threshold amount specified in the related Mortgage Loan documents) the lender or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the related Mortgage Loan, together with any accrued interest;
(k)	In the case of a total or substantially total taking or loss, under the terms of the Ground Lease, an estoppel or other agreement and the related Mortgage (taken together), any related insurance proceeds, or portion of the condemnation award allocable to ground lessee’s interest in respect of a total or substantially total loss or taking of the related Mortgaged Property to the extent not applied to restoration, will be applied first to the payment of the outstanding principal balance of the related Mortgage Loan, together with any accrued interest; and
(l)	Provided that the lender cures any defaults which are susceptible to being cured, the ground lessor has agreed to enter into a new lease with lender upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding.
(36)	Servicing. The servicing and collection practices used by the Seller with respect to the Mortgage Loans have been, in all respects, legal and have met customary industry standards for servicing of commercial loans for conduit loan programs.
(37)	Origination and Underwriting. The origination practices of the Seller (or the related originator if the Seller was not the originator) with respect to each Mortgage Loan have been, in all material respects, legal and as of the date of its origination, such Mortgage

Loan and the origination thereof complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; provided that such representation and warranty does not address or otherwise cover any matters with respect to federal, state or local law otherwise covered in this Exhibit B.

(38)	No Material Default; Payment Record. No Mortgage Loan has been more than 30 days delinquent, without giving effect to any grace or cure period, in making required payments since origination, and as of the date hereof, no Mortgage Loan is more than 30 days delinquent (beyond any applicable grace or cure period) in making required payments as of the Closing Date. To the Seller’s knowledge, there is (a) no material default, breach, violation or event of acceleration existing under the related Mortgage Loan, or (b) no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, which default, breach, violation or event of acceleration, in the case of either clause (a) or clause (b), materially and adversely affects the value of the related Mortgage Loan or the value, use or operation of the related Mortgaged Property, provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of an exception scheduled to any other representation and warranty made by the Seller in this Exhibit B. No person other than the holder of such Mortgage Loan may declare any event of default under the Mortgage Loan or accelerate any indebtedness under the Mortgage Loan documents.
(39)	Bankruptcy. As of the date of origination of the related Mortgage Loan and, to the Seller’s knowledge, as of the Cut-off Date, no related Mortgagor, guarantor or tenant occupying a single-tenant property is a debtor in state or federal bankruptcy, insolvency or similar proceeding.
(40)	Organization of Mortgagor. With respect to each Mortgage Loan, in reliance on certified copies of the organizational documents of the related Mortgagor delivered by such Mortgagor in connection with the origination of such Mortgage Loan, the Mortgagor is an entity organized under the laws of a state of the United States of America, the District of Columbia or the Commonwealth of Puerto Rico. Except with respect to any Crossed Mortgage Loan, no Mortgage Loan has a Mortgagor that is an Affiliate of another Mortgagor under another Mortgage Loan. (An “Affiliate” for purposes of this paragraph (40) shall mean, a Mortgagor that is under direct or indirect common ownership and control with another Mortgagor.)
(41)	Environmental Conditions. A Phase I environmental site assessment (or update of a previous Phase I and or Phase II site assessment) and, with respect to certain Mortgage Loans, a Phase II environmental site assessment (collectively, an “ESA”) meeting ASTM requirements conducted by a reputable environmental consultant in connection with such Mortgage Loan within 12 months prior to its origination date (or an update of a previous ESA was prepared), and such ESA either (i) did not identify the existence of recognized environmental conditions (as such term is defined in ASTM E1527-05 or its successor, hereinafter “Environmental Condition”) at the related Mortgaged Property or the need for further investigation with respect to any Environmental Condition that was identified, or (ii) if the existence of an Environmental Condition or need for further investigation was indicated in any such ESA, then at least one of the following statements is true: (A) an amount reasonably estimated by a reputable environmental consultant to be sufficient to cover the estimated cost to cure any material noncompliance with applicable environmental laws or the Environmental Condition has been escrowed by the related Mortgagor and is held or controlled by the related lender; (B) if the only Environmental Condition relates to the presence of asbestos-containing materials, radon in indoor air, lead based paint or lead in drinking water, and the only recommended action in the ESA is the institution of such a plan, an operations or maintenance plan has been required to be instituted by the related Mortgagor that can reasonably be expected to mitigate the identified risk; (C) the Environmental Condition identified in the related environmental report was remediated or abated in all material respects prior to the date hereof, and, if and as appropriate, a no further action or closure letter was obtained from the applicable governmental regulatory authority (or the Environmental Condition affecting the related Mortgaged Property was otherwise listed by such governmental authority as “closed” or a reputable environmental consultant has concluded that no further action is required); (D) a secured creditor environmental policy or a pollution legal liability insurance policy that covers liability for the Environmental Condition was obtained from an insurer rated no less than A- (or the equivalent) by Moody’s Investors Service, Inc., S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC and/or Fitch Ratings, Inc.; (E) a party not related to the Mortgagor was identified as the responsible party for such Environmental Condition and such responsible party has financial resources reasonably estimated to be adequate to address the situation; or (F) a party related to the Mortgagor having financial resources reasonably estimated to be adequate to address the situation is required to take action. To the Seller’s knowledge, except as set forth in the ESA, there is no Environmental Condition (as such term is defined in ASTM E1527-05 or its successor) at the related Mortgaged Property.

(42)	Appraisal. The Servicing File contains an appraisal of the related Mortgaged Property with an appraisal date within 6 months of the Mortgage Loan origination date, and within 12 months of the Closing Date. The appraisal is signed by an appraiser who is either a Member of the Appraisal Institute (“MAI”) and/or has been licensed and certified to prepare appraisals in the state where the Mortgaged Property is located. Each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the “Uniform Standards of Professional Appraisal Practice” as adopted by the Appraisal Standards Board of the Appraisal Foundation and has certified that such appraiser had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and its compensation is not affected by the approval or disapproval of the Mortgage Loan.
(43)	Mortgage Loan Schedule. The information pertaining to each Mortgage Loan which is set forth in the mortgage loan schedule attached as Exhibit A to this Agreement is true and correct in all material respects as of the Cut-off Date and contains all information required by this Agreement to be contained therein.

(44)	Cross-Collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any mortgage loan that is outside the Trust, except (i) with respect to any Mortgage Loan that is part of a Whole Loan, any other mortgage loan that is part of such Whole Loan and (ii) with respect to any Crossed Mortgage Loan, any mortgage loan that is part of a Whole Loan that is cross-collateralized and cross-defaulted with such Mortgage Loan or with a Whole Loan of which such Mortgage Loan is a part.
(45)	Advance of Funds by the Seller. After origination, no advance of funds has been made by the Seller to the related Mortgagor other than in accordance with the Mortgage Loan documents, and, to the Seller’s knowledge, no funds have been received from any person other than the related Mortgagor or an affiliate for, or on account of, payments due on the Mortgage Loan (other than as contemplated by the Mortgage Loan documents, such as, by way of example and not in limitation of the foregoing, amounts paid by the tenant(s) into a lender-controlled lockbox if required or contemplated under the related lease or the Mortgage Loan documents). Neither the Seller nor any affiliate thereof has any obligation to make any capital contribution to any Mortgagor under a Mortgage Loan, other than contributions made on or prior to the date hereof.
(46)	Compliance with Anti-Money Laundering Laws. The Seller has complied in all material respects with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 with respect to the origination of the Mortgage Loan, the failure to comply with which would have a material adverse effect on the Mortgage Loan.

For purposes of these representations and warranties, the phrases “the Seller’s knowledge” or “the Seller’s belief” and other words and phrases of like import shall mean, except where otherwise expressly set forth herein, the actual state of knowledge or belief of the Seller, its officers and employees directly responsible for the underwriting, origination, servicing or sale of the Mortgage Loans regarding the matters expressly set forth herein.

Exhibit B-30-1

List of Mortgage Loans with Current Mezzanine Debt

Loan No.	Mortgage Loan	Original Principal Amount of Current Mezzanine Debt
11	Crystal Springs Resort	$16,000,000
46	Sunset Grove Apartments	$849,000

B-30-1

Exhibit B-30-2

List of Mortgage Loans with Permitted Mezzanine Debt

Loan No.	Mortgage Loan
1	1633 Broadway
2	560 Mission Street
52	Cambria Beach Lodge

B-30-2

Exhibit B-30-3

List of Cross-Collateralized and Cross-Defaulted Mortgage Loans

None.

B-30-3

EXHIBIT C

EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Rep. No. on Exhibit B	Mortgage Loan and Number as Identified on Exhibit A	Description of Exception
(5) Hospitality Provisions	Crystal Springs Resort (Loan No. 11)	The collateral included in the Mortgage and the UCC-1 filed in Sussex County, New Jersey excludes the liquor licenses for the Mortgaged Property and the Liquor Rents. “Liquor Rents” under the Mortgage Loan documents means all rents which are derived solely from (a) the sale of (i) liquor, (ii) beverages, (iii) beer, and (iv) wine on the Mortgaged Property, (b) gratuities paid with respect to catering and banquet events and (c) tips paid at any food and beverage operations. The UCC-1 filed in Delaware excludes any obligation to grant or pledge a security interest or other rights in or to Secured Party to any right, title, interest or collateral which has the effect of violating N.J.S.A. 33:1-1 et seq. and applicable regulations (as the same may be amended, modified, superseded or replaced from time to time). The referenced statute contains the New Jersey liquor license laws.
(6) Lien; Valid Assignment and (7) Permitted Liens; Title Insurance	Starwood Industrial Portfolio (Loan No. 3)	Eight of the tenants at the related Mortgaged Properties – MWI Veterinary Supply (3890 Perry Boulevard Mortgaged Property), Oldcastle Buildingenvelope, Inc. (8441 Bearing Drive Mortgaged Property), Cummins Inc. (4820-50 Indianapolis Mortgaged Property), Poly-Tainer, Inc. (999 Gerdt Mortgaged Property), Steiner Electric Company (1600-1640 Northwind Mortgaged Property), Communication Test Design, Inc. (5900 Meadows Mortgaged Property), Poynter Sheet Metal, Inc. (775 Commerce Mortgaged Property) and Staley General Transportation, Inc. (333 45th Street Mortgaged Property) – each have a right of first offer or right of first refusal to purchase the individual Mortgaged Properties (or portions thereof) leased by such tenants. Each such tenant, except for the tenant at the MWI Veterinary Mortgaged Property, has executed an estoppel certificate confirming such right does not apply to a foreclosure or deed in lieu thereof. With respect to the MWI Veterinary Mortgaged Property, no such estoppel was obtained. With respect to each of said eight tenants, said right(s) would apply to subsequent transfers.

(6) Lien; Valid Assignment and (7) Permitted Liens; Title Insurance	Crystal Springs Resort (Loan No. 11)	The Township of Hardyston (the “Township”) has a purchase option to acquire one of the six golf courses at the related Mortgaged Property for a price of $1.00 if the Township forecloses the owner’s equity of redemption in, and acquires fee title to, at least one of the tax lots then comprising such golf course pursuant to non-appealable tax foreclosure proceedings. In addition, each of the Township and the Crystal Springs Community Association, Inc. has the right to acquire such golf course if the owner abandons such golf course and ceases to use it as a golf course for a period of six months. In addition, the owner of such golf course is required to offer annually to lease the quarry lake and associated areas and amenities to the Crystal Springs Community Association, Inc. for $1.00 for use as a recreational lake and recreational area.
(6) Lien; Valid Assignment and (7) Permitted Liens; Title Insurance	Charleston On 66th (Loan No. 15)	A recorded restrictive deed, recorded by the Borrower at loan origination, prohibits the Borrower from selling condominium units or co-op leases at the Mortgaged Property for a period of 10 years ahead of the related Mortgage Loan. The deed runs to the benefit of the developer of the Mortgaged Property.
(6) Lien; Valid Assignment and (7) Permitted Liens; Title Insurance	Calyxt Headquarters (Loan No. 35)	The sole tenant, Calyxt, has a right of first refusal to purchase the Mortgaged Property in connection with a bona fide offer from a third-party. The right does not apply in connection with a foreclosure or deed-in-lieu, but would apply to a subsequent sale by the lender and any further subsequent transfers.
(9) Assignment of Leases and Rents	Crystal Springs Resort (Loan No. 11)	The assignment of leases and rents excludes the liquor licenses for the Mortgaged Property and the Liquor Rents. “Liquor Rents” under the Mortgage Loan documents means all rents which are derived solely from (a) the sale of (i) liquor, (ii) beverages, (iii) beer, and (iv) wine on the Mortgaged Property, (b) gratuities paid with respect to catering and banquet events and (c) tips paid at any food and beverage operations. Such assignment also excludes amounts (a) due to third-party owners (“Third-Party Unit Owners”) of condominium units rented out by certain of the Borrowers on behalf of such owners pursuant to rental management agreements, (b) payable by Third-Party Unit Owners as “Monthly FF&E Fees” or “FF&E Fees” (as defined in the rental management agreements or certain room renovation agreements) to a parent entity of certain of the Borrowers, or (c) third-party providers payable on behalf of Third-Party Unit Owners pursuant to the rental management agreements.
(10) UCC Filings	Crystal Springs Resort (Loan No. 11)	The UCC-1 filing in Sussex County excludes the liquor licenses for the Mortgaged Property and Liquor Rents. The UCC-1 filed in Delaware excludes any obligation to grant or pledge a security interest or other rights in or to Secured Party to any right, title, interest or collateral which has the effect of violating N.J.S.A. 33:1-1 et seq. and applicable regulations (as the same may be amended, modified, superseded or replaced from time to time). The referenced statute contains the New Jersey liquor license laws.

(11) Condition of Property	Starwood Industrial Portfolio (Loan No. 3)	According to the related engineering report, the 333 45th Street Mortgaged Property, located in Munster, Indiana, requires certain repairs to the building exterior with an estimated cost of $60,750, which repair amount was not reserved for. The Mortgage Loan documents require the Borrower to cause the Mortgaged Property to be maintained in a good and safe condition and repair, to promptly repair, replace or rebuild any part of the Mortgaged Property that becomes damaged, worn or dilapidated (ordinary wear and tear consistent with the operation of a first-class office building excepted) and to complete and pay for any improvements at any time in the process of construction or repair.
(17) Insurance	Crystal Springs Resort (Loan No. 11)	Pursuant to the condominium estoppel certificate pertaining to the Mortgaged Property, insurance proceeds and condemnation awards in excess of $250,000 are required to be held by an insurance trustee meeting certain conditions set out in such estoppel certificate, rather than by the lender.
(17) Insurance	Cambria Beach Lodge (Loan No. 52)	The carrier for the property insurance policy, general liability insurance policy and liquor liability insurance policy as of the loan origination date is California Mutual, which has a rating of "AV" with AM Best. A payment guaranty has been provided by the non-recourse carveout guarantor for the amount that would have been a covered loss under the insurance policies required to be maintained pursuant to the loan agreement equal to the lesser of the outstanding principal balance of the Mortgage Loan and the cost of restoration as determined by the lender in its discretion (not to exceed the coverage limits required by the loan agreement), less the amount of any insurance proceeds actually received. The payment guaranty will apply so long as any insurer of the policies required by the loan documents does not meet the required carrier ratings. The Borrower is required to replace California Mutual with a carrier with a higher rating upon the earlier of either (x) the Borrower receiving notice from the lender or obtaining knowledge that California Mutual's rating has fallen below its rating as of the loan origination date and (y) the date there is coverage commercially available at any time with an insurer with a higher rating than California Mutual.

(25) Local Law Compliance	Lukas Wine and Spirits (Loan No. 45)	The Mortgaged Property is legal conforming as to its retail use. The specific use by the current sole tenant, Lukas Wine & Spirits, as a liquor store, which is a permitted retail use in the zoning district, is subject to certain restrictions on that permitted use based upon the proximity of the Mortgaged Property to a nearby church property, which restrictions require liquor stores to be at least 200 feet from the property line of any church. Since the Lukas Wine & Spirits liquor store is located more than 200 feet from the nearest building on the nearby church property the use as a liquor store was approved via the site plan. The applicable zoning code provides that, if a structure located on a lot where a nonconforming situation exists is damaged to an extent that the costs of repair or restoration would exceed 50% of its fair market value, then such structure may be repaired or restored only in accordance with a nonconforming situation permit. In case of such damage, the Mortgaged Property itself could be rebuilt, however, the use as a liquor store would need to be re-approved.
(25) Local Law Compliance	Cambria Beach Lodge (Loan No. 52)	The Mortgaged Property is legal non-conforming as to use since the Mortgaged Property is missing a use permit and development approval that is required for hotels under the applicable zoning ordinance. In the event of a casualty of 75% or more of the replacement cost of the total structure, the Mortgaged Property cannot be re-built to its current use under the applicable zoning ordinance unless a use permit and development approval are obtained and the Mortgaged Property is brought into compliance with the zoning ordinance.
(26) Licenses and Permits	1633 Broadway (Loan No. 1)	Special Permit (Case 72-99 BZ) expires on January 11, 2020; however, such permit (which permits the use as a physical culture establishment) is related solely to the Equinox space. Equinox is required under its lease to renew such permit.
(27) (Recourse Obligations)	1633 Broadway (Loan No. 1)	There is no non-recourse carveout guarantor and no separate environmental indemnitor with respect to the Mortgage Loan or related Whole Loan.
(27) (Recourse Obligations)	Southcenter Mall (Loan No. 5)	The obligations of the non-recourse carveout guarantor with respect to voluntary bankruptcy events are capped at 20% of the outstanding principal balance of the related Whole Loan as of the date of the applicable bankruptcy event.
(27) (Recourse Obligations)	Starwood Industrial Portfolio (Loan No. 3)	The obligations of the non-recourse carveout guarantor with respect to voluntary bankruptcy events are capped at 20% of the outstanding principal balance of the related Whole Loan as of the date of the applicable bankruptcy event.
(27) (Recourse Obligations)	560 Mission Street (Loan No. 2)	There is no non-recourse carveout guarantor and no separate environmental indemnitor with respect to the Mortgage Loan or related Whole Loan.

(27) (Recourse Obligations)	Charleston On 66th (Loan No. 15)

The obligations of the non-recourse carveout guarantor with respect to voluntary bankruptcy events are capped at 20% of the outstanding principal balance of the related Mortgage Loan as of the date of the applicable bankruptcy event, plus all reasonable out-of-pocket costs and expenses actually incurred by the lender in the enforcement of, or the preservation of the lender’s rights under, the non-recourse carveout guaranty.

Only the related Borrower, and not the non-recourse carveout guarantor, is liable for item (a) (iv) (i.e. breaches of environmental covenants), and the Borrower is the only party liable under the environmental indemnity; provided, however, that if the Borrower fails to maintain an environmental insurance policy as required under the Mortgage Loan documents, the non-recourse carveout guarantor is liable for losses relating to breaches of environmental covenants other than for any amounts in excess of the applicable coverage amounts under the environmental policy had the same been renewed, replaced or extended as required under the loan agreement.

Recourse for waste is limited to willful misconduct by the Borrower, guarantor or certain of their affiliates that results in physical damage or physical waste to the Mortgaged Property.

(27) (Recourse Obligations)	All GACC Mortgage Loans	In most cases, the Mortgage Loans being sold by German American Capital Corporation do not provide for recourse for misapplication of rents, insurance proceeds or condemnation awards.
(28) (Mortgage Releases)	Southcenter Mall (Loan No. 5)	The Borrower is permitted to obtain the release of (1) that certain parcel designated on Schedule III-A of the Loan Agreement (the “Firestone Parcel”), (2) that certain parcel designated on Schedule III-B of the Loan Agreement (the “Post Office Parcel”) and (3) any other unimproved (or improved solely with surface parking, landscaping, hardscaping and/or utilities that do not serve the remaining Mortgaged Property or are readily relocatable), non-income producing, non-material portions of the Property (an “Immaterial Parcel”; and together with the Firestone Parcel and the Post Office Parcel, individually or collectively as the context may require, a “Release Parcel”) and any unowned improvements located thereon from the lien of the Mortgage. The Borrower is not required to prepay or defease the Mortgage Loan in connection with such release, except that the Borrower is required to prepay an amount equal to $1,275,000 with respect to the Post Office Parcel, together with yield maintenance, if prior to the open prepayment date. The value of the Release Parcels was not excluded from the appraised value of the Mortgaged Property.
(28) (Mortgage Releases)	Starwood Industrial Portfolio (Loan No. 3)	The related Whole Loan documents permit the partial release of individual Mortgaged Properties. Prior to the prepayment of the first 20% of the outstanding principal balance of the related Whole Loan, such release is permitted upon prepayment of an amount equal to 105% of the allocated loan amount of the Mortgaged Property being released.
(30) Acts of Terrorism Exclusion	All GACC Mortgage Loans	All exceptions to Representation 17 are also exceptions to this Representation 30.

(31) Due on Sale or Encumbrance	560 Mission Street (Loan No. 2)	The Mortgage Loan documents for the related Mortgage Loan provide that no rating agency fees will be incurred in connection with permitted equity transfers.
(31) Due on Sale or Encumbrance	Charleston On 66th (Loan No. 15)

The Mortgage Loan permits sales or pledges of interests in an Excluded Entity (as defined below), and also permits transfers by and among an Excluded Entity, without limitation. “Excluded Entity” means Blackstone (as defined below) or any direct or indirect legal or beneficial owner of Blackstone or PSREG 66th Street, LLC or any direct or indirect legal or beneficial owner of PSREG 66th Street. “Blackstone” means, collectively, Blackstone Sponsor (as defined below) and any parallel partnerships or alternative investment vehicles comprising the real estate investment fund commonly known as Blackstone Real Estate Income Trust. “Blackstone Sponsor” means, collectively, BREIT MF Holdings LLC, or any co-investment or managed vehicle under control with Blackstone. BREIT MF Holdings LLC is the non-recourse carveout guarantor.

The Mortgage Loan also permits pledges of interests (i) in any assets by any Restricted Pledge Party (other than the Borrower) (as defined below), (ii) in any Restricted Party that is not a Restricted Pledge Party and (iii) pledges of interests in the most upper-tier Restricted Pledge Party if such pledge is also secured by substantial assets other than the Mortgaged Property. “Restricted Party” means, collectively, (a) the Borrower, the special purpose entity that is the general partner of the Borrower (if any) and (b) any shareholder, partner, member, non-member manager, any direct or indirect legal or beneficial owner thereof, or any non-member manager; excluding (i) any Excluded Entity (and any person owning a direct or indirect interest in any Excluded Entity) and (ii) any shareholders or owners of stock or equity interest that are publicly traded on any nationally or internationally recognized stock exchange that are not affiliates of the borrower. “Restricted Pledge Party” means, collectively, the Borrower, the special purpose entity that is the general partner of the Borrower (if any) or any other direct or indirect equity holder in the Borrower up to, but not including, the first direct or indirect equity holder of the Borrower that has substantial assets other than its indirect interest in the Mortgaged Property, provided, that an Excluded Entity (and any person owning a direct or indirect interest in any Excluded Entity) shall not be a Restricted Pledge Party.

(36) Ground Leases	Southcenter Mall (Loan No. 5)

A portion of the Mortgaged Property consisting of a parcel of land that contains 1400 parking spaces but is otherwise unimproved (the “Parking Area Parcel”) is sub-ground leased by Macy’s West Stores, Inc. to the Borrower (the “Parking Area Sublease”). With respect to the Parking Area Sublease, the following exceptions apply:

(36)(c): The term of the Parking Area Sublease expires June 30, 2045, which is less than 20 years after the maturity date of the Mortgage Loan.

(36)(g): The lender is entitled to receive notice of default, but the Parking Area Sublease does not provide that notice of default is not effective against the Borrower until such notice is given to the lender.

(36)(i): The Borrower, as subtenant, is not permitted to assign or demise or sublet any interest in the Parking Area Parcel without sublandlord’s consent.

(36)(j): The Parking Area Sublease does not contain such provisions.

(36)(k): The Parking Area Sublease does not contain such provisions.

(36)(l): The Parking Area Sublease does not contain a new lease provision.

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE

German American Capital Corporation (the “Seller”) hereby certifies as follows:

1.	All of the representations and warranties (except as set forth on Exhibit C) of the Seller under the Mortgage Loan Purchase Agreement, dated as of January 1, 2020 (the “Agreement”), between GS Mortgage Securities Corporation II and the Seller, are true and correct in all material respects on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B and Exhibit G to the Agreement) with the same force and effect as if made on and as of the date hereof (or as of such other date as of which such representation is made under the terms of Exhibit B and Exhibit G to the Agreement).
2.	The Seller has complied in all material respects with all the covenants and satisfied all the conditions on its part to be performed or satisfied under the Agreement on or prior to the date hereof, and no event has occurred which would constitute a default on the part of the Seller under the Agreement.
3.	Neither the Prospectus, dated January 16, 2020 relating to the offering of the Public Certificates, nor the Offering Circular, dated January 16, 2020 (the “Offering Circular”), relating to the offering of the Private Certificates, nor the Loan-Specific Offering Circular, dated January 24, 2020 (the “Loan-Specific Offering Circular”), relating to the offering of the Loan-Specific Certificates, in the case of the Prospectus, as of the date of the Prospectus or as of the date hereof, or in the case of the Offering Circular, as of the date thereof or as of the date hereof, or in the case of the Loan-Specific Offering Circular, as of the date thereof or as of the date hereof, included or includes any untrue statement of a material fact relating to the Seller Information (as such term is defined in the Indemnification Agreement) or omitted or omits to state therein a material fact relating to the Seller Information required to be stated therein or necessary in order to make the statements therein relating to the Seller Information, in the light of the circumstances under which they were made, not misleading.

For the purposes of the foregoing certifications, with respect to any description contained in the Prospectus, the Offering Circular and the Loan-Specific Offering Circular of the terms or provisions of or servicing arrangements under any Other Pooling and Servicing Agreement governing the servicing of a Non-Serviced Whole Loan, to the extent that such description refers to any terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement, the Seller has assumed that the description of such terms or provisions of or servicing arrangements under the Pooling and Servicing Agreement contained in the

Prospectus, the Offering Circular and the Loan-Specific Offering Circular (i) does not include an untrue statement of a material fact and (ii) does not omit to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Capitalized terms used herein without definition have the meanings given them in the Agreement or, if not defined therein, in the Pooling and Servicing Agreement.

[SIGNATURE APPEARS ON THE FOLLOWING PAGE]

Certified this [____] day of [_______].

GERMAN AMERICAN CAPITAL CORPORATION

By:	_________________________________ Name: Title:

By:	_________________________________ Name: Title:

Exhibit E

form of DILIGENCE FILE CERTIFICATION

(GSMS 2020-GC45)

Reference is hereby made to that certain Pooling and Servicing Agreement, dated as of January 1, 2020 (the “Pooling and Servicing Agreement”), relating to (i) the issuance of the GS Mortgage Securities Trust 2020-GC45, Commercial Mortgage Pass-Through Certificates, Series 2020-GC45 (the “Series 2020-GC45 Certificates”) and (ii) the creation of the Pooled RR Interest and that certain Mortgage Loan Purchase Agreement, dated as of January 1, 2020 (the “Mortgage Loan Purchase Agreement”), between the undersigned (the “Seller”) and GS Mortgage Securities Corporation II (the “Depositor”), pursuant to which the Seller sold certain Mortgage Loans to the Depositor in connection with the issuance of the Series 2020-GC45 Certificates. In accordance with Section 5(h) of the Mortgage Loan Purchase Agreement, the Seller hereby certifies to the Depositor (with a copy to the Master Servicer, the Special Servicers, the Certificate Administrator, the Trustee, the Custodian, the Controlling Class Representative, the Asset Representations Reviewer, and the Operating Advisor), as follows:

1.	The Seller has delivered an electronic copy of the Diligence File (as defined in the Pooling and Servicing Agreement) with respect to each Mortgage Loan to the Depositor by uploading such Diligence File to the Secure Data Room (as defined in the Pooling and Servicing Agreement); and
2.	Each Diligence File uploaded to the Secure Data Room contains all documents required under the definition of “Diligence File” and each such Diligence File is organized and categorized in accordance with the electronic file structure reasonably requested by the Depositor.

Capitalized terms used herein without definition have the meanings given them in the Mortgage Loan Purchase Agreement.

IN WITNESS WHEREOF, the undersigned has caused this diligence file certification to be executed by its duly authorized officer or representative, the ___ day of [______], 2020.

[INSERT SELLER NAME]

By:__________________________________

Name:

Title:

E-1

EXHIBIT F

FORM OF LIMITED POWER OF ATTORNEY

RECORDING REQUESTED BY:

GERMAN AMERICAN CAPITAL CORPORATION

AND WHEN RECORDED MAIL TO:

[_____]
[_____]
[_____]
Attention: [_____]

LIMITED POWER OF ATTORNEY
([Midland Loan Services, a Division of PNC Bank, National Association][CWCapital Asset Management LLC])

KNOW ALL MEN BY THESE PRESENTS, that GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, not in its individual capacity but solely as seller (“Seller”) under the Mortgage Loan Purchase Agreement (defined below) hereby constitutes and appoints [Midland Loan Services, a Division of PNC Bank, National Association (“Midland”)][CWCapital Asset Management LLC (“CWCAM”)], as Attorney-In-Fact, by and through any duly appointed officers and employees, to execute and acknowledge in writing or by facsimile stamp all documents customarily and reasonably necessary and appropriate for the tasks described in item (1) below; provided however, that the documents described below may only be executed and delivered by such Attorneys-In-Fact if such documents are required or permitted under the terms of the Mortgage Loan Purchase Agreement dated as of January 1, 2020 (the “Mortgage Loan Purchase Agreement”) by and among GS Mortgage Securities Corporation II, a Delaware corporation, as Depositor, and Seller, and no power is granted hereunder to take any action that would be adverse to the interests of the Seller.

(1) To perform any and all acts which may be necessary or appropriate to enable [Midland][CWCAM] as [Master][General Special][Starwood Special] Servicer to take such action as is necessary to effect the delivery, assignment and/or recordation of any documents and/or instruments relating to the Mortgage Loans (as defined in the Mortgage Loan Purchase Agreement) and any Serviced Companion Loans which have not been delivered, assigned or recorded at the time required for enforcement as provided in the Mortgage Loan Purchase Agreement, giving and granting unto [Midland][CWCAM] as [Master][General Special][Starwood Special] Servicer full power and authority to do and perform any and every lawful act necessary, requisite, or proper in connection with the foregoing and hereby ratifying, approving or confirming all that [Midland][CWCAM] as [Master][General Special][Starwood Special] Servicer shall lawfully do or cause to be done by virtue hereof.

This appointment is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not to be construed as a general power of attorney.

[Midland][CWCAM] hereby agrees to indemnify and hold German American Capital Corporation, as Seller, and its directors, officers, employees and agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Seller by reason or result of the misuse of this Limited Power of Attorney by [Midland][CWCAM]. The foregoing indemnity shall survive the termination of this Limited Power of Attorney and the Mortgage Loan Purchase Agreement or the earlier resignation or removal of [Midland][CWCAM], as [Master][General Special][Starwood Special] Servicer under the PSA.

IN WITNESS WHEREOF, the undersigned caused this power of attorney to be executed as of the [__]th day of [__] 20[__].

GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation

By:	_________________________________ Name: Title:

By:	_________________________________ Name: Title:

EXHIBIT G

REPRESENTATIONS AND WARRANTIES REGARDING THE TRUST SUBORDINATE COMPANION LOAN AND THE related Mortgaged Properties

The Seller represents and warrants to the Purchaser, as of the Closing Date, as to itself with respect to the Trust Subordinate Companion Loan and each related Mortgaged Property, that:

(1)               Immediately prior to the sale of the Trust Subordinate Companion Loan to the Depositor, the Seller was the lawful owner and holder of the Trust Subordinate Companion Loan with the right to transfer the Trust Subordinate Companion Loan, and the Seller will transfer the Trust Subordinate Companion Loan to the Depositor subject to no lien, adverse claim, mortgage, security interest, pledge, charge, participation or other encumbrance created by the Seller.

(2)               Except as set forth in the Mortgage File delivered by the Seller under the Mortgaged Loan Purchase Agreement, the loan documents have not been modified since the origination of the related Whole Loan and no portion of any related Mortgaged Property has been released from the lien of the related Mortgage.

(3)               The Trust Subordinate Companion Loan constitutes a whole loan and not a participation interest or certificate.

(4)               (A) There is no material default, breach, violation or event of acceleration existing under the related loan agreement, the related note(s) or the Mortgage in respect of any payment due and owing the Seller from the related Starwood Borrower; (B) to the Actual Knowledge of the Seller, there is no other material default, breach, violation or event of acceleration existing under the related loan agreement, the related note(s) or the Mortgage nor is there any event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach, violation or event of acceleration under the related loan agreement, the related note(s) or the Mortgage; and (C) the Seller has not waived any material default, breach, violation or event of acceleration under the related loan agreement, the related note(s) or the Mortgage.

(5)               The Trust Subordinate Companion Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code (but without regard to the rule in Treasury Regulations Section 1.860G-2(f)(2) that treats certain defective mortgage loans as qualified mortgages), which means that the gross proceeds of the Trust Subordinate Companion Loan at origination did not exceed the non-contingent principal amount of the Trust Subordinate Companion Loan and either: (a) the Trust Subordinate Companion Loan is secured by an interest in real property (including for this purpose, land and buildings, but excluding personal property and going concern value, if any) having a fair market value (reduced for any lien senior to and any lien in parity with the lien of the Trust Subordinate Companion Loan) (i) at the date the Trust Subordinate Companion Loan was originated at least equal to 80% of the original principal balance of the Trust Subordinate Companion Loan or (ii) at the Closing Date at least equal to 80% of the original principal balance of the Trust Subordinate Companion Loan on such date; or

(b) substantially all the proceeds of the Trust Subordinate Companion Loan were used to acquire, improve or protect the real property which served as the only security for the Trust Subordinate Companion Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)). If the Trust Subordinate Companion Loan was “significantly modified” prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (x) was modified as a result of the default or reasonably foreseeable default of the Trust Subordinate Companion Loan or (y) satisfies the provisions of either sub-clause (a)(i) above (substituting the date of the last such modification for the date the Trust Subordinate Companion Loan was originated) or sub-clause (a)(ii). Any prepayment premium and yield maintenance charges applicable to the Trust Subordinate Companion Loan constitute “customary prepayment penalties” within the meaning of Treasury Regulations Section 1.860G-1(b)(2).

(6)               In the event of a taking of any portion of the related Mortgaged Property by any governmental authority (including any court, board, agency, commission, office or other authority of any nature whatsoever for any governmental unit (foreign, federal, state, county, district, municipal, city or otherwise)), whether by legal proceeding or by agreement, and immediately after giving effect to the release of any portion of the lien of the related Mortgage in connection with such taking (but taking into account any proposed restoration on the remaining portion of the Mortgaged Property), the loan-to-value ratio is greater than 125% (taking into account only land and buildings, and excluding personal property and going concern value, if any), the related Starwood Borrower shall pay down the principal balance of the Trust Subordinate Companion Loan by an amount not less than the least of one of the following amounts: (i) the condemnation award (less reasonable costs and expenses in collecting such award), (ii) the fair market value of the released portion of the Mortgaged Property (taking into account only land and buildings, and excluding personal property and going concern value, if any) at the time of the release or (iii) an amount such that the loan-to-value ratio (as so determined) after the release is not greater than the loan-to-value ratio (as so determined) of all of the Mortgaged Property immediately prior to the release, unless the lender receives an opinion of counsel that if such amount is not paid, the Trust will not fail to maintain its status as a REMIC as a result of the release of the applicable portion of the Mortgaged Property.

(7)               The related Whole Loan provides that defeasance may not occur any earlier than two years after the Closing Date, and further requires or provides that: (i) the replacement collateral consists of U.S. “government securities,” within the meaning of Treasury Regulations Section 1.860G 2(a)(8)(ii), in an amount sufficient to make all scheduled payments under the Trust Subordinate Companion Loan when due (up to the date on which the Starwood Borrower may prepay the related Whole Loan without payment of any prepayment penalty); (ii) the related Whole Loan may be assumed by a single purpose entity approved by the holder of the related Whole Loan; (iii) counsel provide an opinion that the Trustee for the benefit of the Certificateholders has a perfected security interest in the collateral prior to any other claim or interest; and (iv) the Starwood Borrower is required to deliver, or cause delivery of, such other documents and certifications as the mortgagee may reasonably require which may include, without limitation, (A) a certification that the purpose of the defeasance is to facilitate the disposition of the mortgaged real property or any other customary commercial transaction and not to be part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages and (B) a certification from an independent certified public accountant that the collateral is sufficient to make all scheduled payments under the notes through and including the date on which the Starwood Borrower may prepay the related Whole Loan without payment of any prepayment penalty when due. The related Whole Loan provides that, in addition to any cost associated with defeasance, the Starwood Borrower is required to pay, as of the date the mortgage collateral is defeased, all scheduled and accrued interest and principal due as well as an amount sufficient to defease in full the related Whole Loan. In addition, the loan documents provide that the Starwood Borrower will pay all reasonable fees associated with the defeasance of the related Whole Loan and all other reasonable expenses associated with the defeasance.

“Actual Knowledge” shall mean the actual knowledge of any employee of the Seller involved in the acquisition, administration, servicing and/or sale to the Depositor of the Trust Subordinate Companion Loan.